                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 17, 2006

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                               1-13136                       16-1455126
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                   File Number)         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
            Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 18, 2006, the Registrant and Home  Properties,  L.P., a New York
limited  partnership  of which the  Registrant is the sole general  partner (the
"Operating  Partnership"),  entered  into a purchase  agreement  (the  "Purchase
Agreement")  with Merrill Lynch & Co.,  Merrill  Lynch,  Pierce,  Fenner & Smith
Incorporated,  and  Bear,  Stearns  &  Co.  Inc.  (collectively,   the  "Initial
Purchasers")  relating to the issuance and sale by the Operating  Partnership of
$175,000,000  aggregate principal amount of 4.125% exchangeable senior notes due
2026,  plus up to an  additional  $25  million  in  aggregate  principal  amount issuable  upon the  exercise  of an option  granted  to the  Initial  Purchasers
(collectively  the "Notes") in a private  placement  to qualified  institutional buyers  pursuant to the  exemption  from the  registration  requirements  of the
Securities Act of 1933, as amended (the "Act"),  afforded by Section 4(2) of the
Act and Rule 144A under the Act.  The  closing of the  offering  is  expected to occur on October 24, 2006.

     Subject to the terms of the  indenture  pursuant to which the Notes will be issued,  holders may exchange  Notes at certain times and upon the occurrence of certain  events  for cash in the  principal  amount  and,  at the  option of the
Operating  Partnership,  cash or shares of the registrant for the exchange value in excess of the principal amount of the notes. Notes initially may be exchanged at a rate  of  13.6357  shares  of the  Registrant's  common  stock  per  $1,000 principal amount of Notes (equivalent to an initial exchange price of $73.34 per share of the  Registrant's  common stock).  Prior to November 6, 2011, the notes will not be  redeemable at the option of the  Operating  Partnership,  except to preserve the status of the  Registrant as a REIT. On or after  November 6, 2011, the  Operating  Partnership  may  redeem  all or a  portion  of the  notes  at a redemption  price equal to the principal amount plus accrued and unpaid interest
(including additional interest), if any.

     Note holders may require the Operating  Partnership  to repurchase all or a portion of the notes at a purchase  price  equal to the  principal  amount  plus accrued and unpaid  interest  (including  additional  interest),  if any, on the notes on November 1, 2011,  November 1, 2016 and November 1, 2021,  or after the occurrence of certain specified events. The Operating Partnership expects to use approximately $58 million of net offering proceeds to fund the repurchase by the
Registrant,  concurrently with the closing, of shares of the Registrant's common
stock.   Approximately  $70  million of net  proceeds  will be used to repay the outstanding  indebtedness under the Registrant's  revolving credit  facility and the balance of proceeds will be used for general corporate purposes.

     A copy of the Purchase Agreement is filed herewith as Exhibit 1.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On October 17, 2006, the Registrant  issued a press release relating to the commencement  of the Note  offering.  A copy of this press  release is furnished herewith as Exhibit 2.

     On October 18, 2006, the Registrant  issued a press release relating to the pricing of the Notes. A copy of this press release furnished herewith as Exhibit
3.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:   October 19, 2006     HOME PROPERTIES, INC.
                              (Registrant)

                              By       /s/ Ann M. McCormick
                                       ----------------------------------------
                                       Ann M. McCormick
                                       Executive Vice President,
                                       General Counsel and Secretary

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     c.   Exhibits

          Exhibit 1. Purchase  Agreement,  dated October 18, 2006,  between Home
               Properties,  Inc., Home  Properties,  L.P.,  Merrill Lynch & Co.,
               Merrill  Lynch,  Pierce,  Fenner & Smith  Incorporated  and Bear,
               Stearns & Co. Inc.

          Exhibit 2. Press release dated October 17, 2006.

          Exhibit 3. Press release dated October 18, 2006.

                                  EXHIBIT INDEX

Exhibit 1. Purchase Agreement,  dated October 18, 2006, between Home Properties,
     Inc., Home Properties,  L.P.,  Merrill Lynch & Co., Merrill Lynch,  Pierce,
     Fenner & Smith Incorporated and Bear, Stearns & Co. Inc.

Exhibit 2. Press release dated October 17, 2006.

Exhibit 3. Press release dated October 18, 2006.

===============================================================================
                                                                       EXHIBIT 1

                              HOME PROPERTIES, L.P.

                              HOME PROPERTIES, INC.

                                  $175,000,000

                    4/125% Exchangeable Senior Notes due 2026

                               PURCHASE AGREEMENT

Dated:  October 18, 2006

===============================================================================

                              HOME PROPERTIES, L.P.

                              HOME PROPERTIES, INC.

                                  $175,000,000

                    4.125% Exchangeable Senior Notes due 2026

                                                                October 18, 2006

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
               Incorporated

BEAR, STEARNS & CO. INC.

c/o   Merrill Lynch & Co.
      Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated
      4 World Financial Center
      New York, New York  10080

Ladies and Gentlemen:

     Home  Properties,  L.P., a New York  limited  partnership  (the  "Operating
Partnership"),  and Home Properties,  Inc., a Maryland  corporation and the sole general  partner of the Operating  Partnership  (the  "Company"),  confirm their agreement  with Merrill  Lynch & Co.,  Merrill  Lynch,  Pierce,  Fenner &  Smith
Incorporated  and  Bear,  Stearns  &  Co.  Inc.   (collectively,   the  "Initial
Purchasers"),  with respect to the issue and sale by the  Operating  Partnership and the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective  principal amounts set forth in Schedule A hereto of $175,000,000  aggregate  principal amount of 4.125% Exchangeable Senior Notes due 2026  (the  "Initial  Securities"),  and with  respect  to the  grant by the
Operating  Partnership  and the Company to the Initial  Purchasers of the option described in Section  2(b) hereof to purchase  all or any part of an  additional
$25,000,000  aggregate  principal amount of 4.125% Exchangeable Senior Notes due
2026  solely to cover  over-allotments,  if any (the  "Option  Securities"  and, together with the Initial Securities,  the "Securities").  The Securities are to
be issued  pursuant  to the  Indenture  dated as of October  24,  2006 among the
Company, the Operating  Partnership and Wells Fargo Bank, National  Association,
as trustee (the "Trustee") (the "Indenture").

     The Securities will be fully and unconditionally  guaranteed by the Company
(the  "Guarantee") and will be exchangeable,  subject to certain  conditions set forth in the  Indenture,  at the option of the holder prior to maturity  (unless previously redeemed or otherwise  repurchased by the Operating  Partnership) for cash in the  principal  amount  of the  Securities  and,  at the  option  of the
Company, cash, shares of Common Stock, par value $0.01 per share, of the Company
("Common Stock"),  or a combination of cash and Common Stock, in accordance with the terms of the  Securities  and the  Indenture,  as  described  in  Schedule B hereto.  The shares of Common Stock issued upon exchange of any  Securities  are referred to as the "Net Shares."

     The  Operating  Partnership  and the  Company  understand  that the Initial
Purchasers propose to make an offering of the Securities on the terms and in the manner set forth  herein  and agree  that the  Initial  Purchasers  may  resell, subject to the conditions  set forth herein,  all or a portion of the Securities to purchasers  ("Subsequent  Purchasers")  at any time after this  Agreement has been executed and  delivered.  The Securities are to be offered and sold through the Initial  Purchasers  without being  registered  under the  Securities Act of
1933, as amended (the "Securities Act"), in reliance upon exemptions  therefrom.
Pursuant  to the  terms of the  Securities  and the  Indenture,  investors  that acquire  Net Shares may only  resell or  otherwise  transfer  such Net Shares of
Common Stock if such Net Shares are  hereafter  registered  for resale under the
Securities  Act or may only  resell  the  Securities  if an  exemption  from the
registration   requirements   of  the   Securities  Act  afforded  by  Rule 144A
("Rule 144A")  or Rule 144 of the rules and  regulations  promulgated  under the
Securities  Act by  the  Securities  and  Exchange  Commission  (the  "SEC")  is
available.

     The  Operating  Partnership  and the Company have prepared and delivered to each Initial Purchaser  electronic copies of a preliminary  offering  memorandum dated October , 2006 (the "Preliminary  Offering  Memorandum") and have prepared and will  deliver  to each  Initial  Purchaser,  on the date  hereof or the next succeeding day,  electronic copies of a final offering  memorandum dated October
18,  2006  (the  "Final  Offering  Memorandum"),  each  for use by such  Initial
Purchaser in connection  with its  solicitation of purchases of, or offering of, the Securities and any Net Shares.  "Offering Memorandum" means, with respect to any  date or time  referred  to in this  Agreement,  the  most  recent  offering memorandum  (whether the Preliminary  Offering  Memorandum or the Final Offering
Memorandum,  or any amendment or supplement to either such document),  including any documents  incorporated  therein by  reference,  which has been prepared and delivered by the Operating Partnership and the Company to the Initial Purchasers
in  connection  with their  solicitation  of  purchases  of, or offering of, the
Securities and any Net Shares.

     Holders  (including  subsequent  transferees)  of the Securities and of the shares of Common Stock,  if any,  issued upon exchange for the  Securities  will have the registration rights set forth in the Registration Rights Agreement,  to be dated as of the Closing Time (the "Registration Rights Agreement"), among the
Operating  Partnership,  the Company and the Initial Purchasers,  for so long as such  shares of Common  Stock  constitute  "Registrable  Securities"  within the meaning of the Registration Rights Agreement.

     The  Operating  Partnership  and the Company will enter into a Common Stock
Delivery  Agreement (the "Common Stock Delivery  Agreement"),  to be dated as of the Closing Time,  providing for the delivery by the Company of shares of Common
Stock issuable upon exchange of the  Securities in accordance  with the terms of the Securities and the Indenture.

     All references in this Agreement to financial  statements and schedules and other information which is "disclosed,"  "contained," "included," "set forth" or
"stated" (or similar  expressions) in the Offering Memorandum shall be deemed to include all such financial  statements and schedules and other information which are incorporated by reference in the Offering Memorandum;  and all references in this Agreement to amendments or supplements to the Offering  Memorandum shall be deemed to mean and  include  the  filing of any  document  under the  Securities
Exchange Act of 1934, as amended (the "Exchange  Act") which is  incorporated by reference in the Offering Memorandum.

SECTION 1.  Representations and Warranties by the Operating  Partnership and the
Company.

     (a)  Representations  and  Warranties.  The Operating  Partnership  and the
          Company, jointly and severally,  represent and warrant to each Initial
          Purchaser,  as of the date hereof and as of the Closing Time  referred to in  Section 2(c)  hereof (and as of each Date of Delivery,  if any, referred  to in Section  2(c)  hereof),  and agree  with each  Initial
          Purchaser, as follows:

          (i)  Disclosure  Package  and  Final  Offering  Memorandum.  As of the
               Applicable  Time (as defined  below),  neither  (x) the  Offering
               Memorandum, as of the Applicable Time and as of the Closing Time,
               as  supplemented  by the final  pricing  term sheet,  in the form attached  hereto as Schedule C (the "Pricing  Supplement"),  that has been prepared and delivered by the Operating  Partnership and the Company to the Initial  Purchasers in  connection  with their solicitation of offers to purchase Securities and any Net Shares, all considered together (collectively, the "Disclosure Package"), nor (y) any individual Supplemental Offering Material (as defined below),  when  considered  together with the Disclosure  Package, included any untrue  statement  of a material  fact or omitted to state any material fact necessary in order to make the statements therein,  in the light of the circumstances under which they were made, not misleading.  "Applicable Time" means 7:00 A.M. (Eastern time) on  October  19,  2006 or such  other time as agreed by the
               Operating Partnership, the Company and the Initial Purchasers.

               "Supplemental    Offering    Material"    means   any    "written
               communication"   (within  the  meaning  of  the   Securities  Act
               Regulations (as defined  below))  prepared by or on behalf of the
               Operating Partnership and the Company, or used or referred to the
               Company or the Operating  Partnership,  that constitutes an offer to sell or a  solicitation  of an offer to buy the Securities and any Net Shares other than any notices satisfying the requirements of Rule 135c under the Securities Act and other than the Offering
               Memorandum  or  amendments  or  supplements  thereto,  including, without limitation,  any road show relating to the Securities and
               the  shares  of  Common  Stock   issuable  in  exchange  for  the
               Securities that constitutes such a written communication.

               As of its issue  date and as of the  Closing  Time  (and,  if any
               Option Securities are being issued, at the Date of Delivery), the
               Final Offering Memorandum will not include an untrue statement of a material  fact or omit to state a material  fact  necessary  in order  to  make  the  statements  therein,  in the  light  of the circumstances under which they were made, not misleading.

               The  representation  and warranties in this subsection  shall not apply to statements in or omissions from the  Disclosure  Package or the Final  Offering  Memorandum  made in reliance  upon and in conformity  with written  information  furnished to the Operating
               Partnership  and the Company by any Initial  Purchaser  expressly for use therein.

          (ii) Incorporated Documents. The Offering Memorandum as delivered from time to time  prior  to the  completion  of the  offering  of the
               Securities shall  incorporate by reference the most recent Annual
               Report of the  Company on  Form 10-K  filed with the SEC and each
               Quarterly  Report on Form 10-Q  of the Company,  and each Current
               Report of the  Company on  Form 8-K  filed with the SEC since the end of the fiscal year to which such Annual Report  relates.  The documents  incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the SEC (the  "Incorporated  Documents")  complied and will comply in all material respects with the requirements of the
               Exchange Act and the rules and  regulations of the SEC thereunder
               (the  "Exchange Act  Regulations"),  and, when read together with the other information in the Offering Memorandum, at the time the
               Offering Memorandum was issued and at the Closing Time (and as of the Date of Delivery, if any Option Securities are being issued), did not and will not  include an untrue  statement  of a material fact or omit to  state a  material  fact  required  to be  stated
               therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (iii) Independent      Registered      Public     Accounting     Firm.
               PricewaterhouseCoopers  LLP, the  independent  registered  public accounting  firm  of  the  Company,  which  has  audited  certain financial  statements  of the  Company and its  Subsidiaries  (as defined below),  is an independent  registered  public accounting firm with respect  thereto as required by the  Securities Act and the  rules  and  regulations  of the SEC and the  Public  Company
               Accounting Oversight Board.

          (iv) Financial  Statements.  Except as noted therein, the consolidated
               financial  statements   (including  the  related  notes  thereto)
               incorporated by reference in the Disclosure Package and the Final
               Offering Memorandum present fairly, in all material respects, the
               consolidated   financial   condition   of  the  Company  and  its
               Subsidiaries,  as of the dates indicated and the results of their operations and changes in their  consolidated  cash flows for the periods specified;  such financial  statements have been prepared in conformity with accounting  principles  generally  accepted in the United States ("GAAP") applied on a consistent basis.

          (v)  Due Formation, etc. of the Operating Partnership and the Company.
               The  Operating  Partnership  has been duly  formed and is validly existing as a limited partnership in good standing under the laws of the State of New York, with partnership power and authority to own its  properties  and conduct its business as described in the
               Disclosure  Package and the Final  Offering  Memorandum,  and has
               been  duly   qualified  or  registered   as  a  foreign   limited
               partnership  for  the  transaction  of  business  and is in  good standing or subsisting under the laws of each other  jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or registration except where the failure to so  qualify  or  register  or be in good  standing  or subsisting  could not reasonably be expected,  individually or in the  aggregate,  (i) to have a  material  adverse  effect  on the
               business,  properties,   management,  results  of  operations  or
               financial   condition   or  prospects  of  the  Company  and  its
               Subsidiaries  (including,   without  limitation,   the  Operating
               Partnership), taken as a whole, (ii) to have an adverse effect on the ability to perform on the part of, or the performance by, the
               Operating   Partnership  and  the  Company  of  their  respective
               obligations  hereunder and under the Indenture,  the  Securities, the  Registration  Rights  Agreement,  the Common Stock  Delivery
               Agreement and the Guarantee,  as  applicable,  or (iii) result in
               the   delisting   of  shares  of  Common   Stock  from  the  NYSE
               (collectively, a "Material Adverse Effect"); the Company has been duly  incorporated  and is validly  existing as a corporation  in good standing under the laws of the State of Maryland,  with full corporate  power and  authority  to own,  lease and  operate  its
               properties   and  conduct  its   business  as  described  in  the
               Disclosure  Package and the Final  Offering  Memorandum,  and the
               Company is duly qualified to do business as a foreign corporation and is in good standing or subsisting in each jurisdiction  where the ownership or leasing of its  properties or the conduct of its business requires such qualification or registration except where the failure to so qualify or  register or be in good  standing or subsisting  could not reasonably be expected,  individually or in the aggregate, to have a Material Adverse Effect;

          (vi) Due  Formation,  etc.  of the  Subsidiaries.  The  Company has no
               subsidiaries  (as defined under the Securities  Act),  other than those listed on Exhibit 21 of the Company's annual report on Form
               10-K for the year  ended  December  31,  2005  and  those  which,
               individually   or  in  the   aggregate,   do  not   constitute  a
               "significant  subsidiary" as such term is defined in Rule 1-02(w)
               of  Regulation  S-X  (collectively,   the  "Subsidiaries");   the
               Company,  directly  or  indirectly,  owns all of the  issued  and outstanding  capital  stock or other equity  interests of each of the  Subsidiaries,  other  than as  described  in the  Disclosure
               Package and the Final Offering Memorandum; other than the capital stock  and  other  equity  interests  of  the  Subsidiaries,  and marketable  securities,  from time to time,  the Company does not own,  directly  or  indirectly,  any shares of stock or any other equity interests or long-term debt securities of any corporation, firm,  partnership,  joint venture,  association or other entity;
               complete  and correct  copies of the  charters  and the bylaws or other organic document of the Company and each Subsidiary and all amendments  thereto  have  been  made  available  to the  Initial
               Purchasers,  and no changes  therein will be made on or after the date hereof  through and including the time of purchase;  each of the Subsidiaries,  including,  without limitation,  the Operating
               Partnership, has been duly incorporated,  organized or formed, as the case may be, and is validly  existing in good standing  under the laws of its  jurisdiction of  incorporation,  organization or formation, as the case may be, with full corporate or other power and  authority to own,  lease and operate its  properties  and to conduct its business as described in the  Disclosure  Package and the Final Offering Memorandum;  each Subsidiary is duly qualified to  do  business  as a  foreign  corporation,  limited  liability company  or  limited  partnership,  as the case may be, and is in good standing in each jurisdiction where the ownership or leasing of its  properties  or the conduct of its business  requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a
               Material Adverse Effect; all of the outstanding shares of capital stock or other equity interests of each of the Subsidiaries  have been duly  authorized  and  validly  issued,  are fully  paid and non-assessable,  other  than  partnership  interests  held by the general  partner or any Subsidiary that is organized as a general or  limited  partnership,  as  applicable,  have  been  issued in compliance with all applicable  securities  laws, were not issued in violation of any  preemptive  right,  resale  right,  right of first  refusal  or  similar  right and are  owned by the  Company subject to no security  interest,  other  encumbrance  or adverse claims;  no  options,  warrants  or  other  rights  to  purchase, agreements  or other  obligations  to issue  or other  rights  to convert any obligation  into shares of capital stock or ownership interests in the Subsidiaries  are  outstanding;  and the Company has no  "significant  subsidiary" as that term is defined in Rule
               1-02(w) of Regulation  S-X under the Act other than the Operating
               Partnership;

          (vii) Capitalization.  All of the issued partnership  interests of the
               Operating  Partnership have been duly and validly  authorized and issued; the Company has an authorized capitalization as set forth in the Disclosure Package and the Final Offering Memorandum,  and
               all of the issued shares of Common Stock of the Company have been duly and validly  authorized and issued and are fully paid except as set forth in the  Disclosure  Package  and the Final  Offering
               Memorandum;

          (viii)  Authorizations.  Each  of the  Operating  Partnership  and the
               Company  has  the  requisite   power  and  authority   under  its
               organizational   documents   to  enter  into  and   perform   its
               obligations  under or  contemplated  under  this  Agreement,  the
               Indenture, the Securities, the Guarantee, the Registration Rights
               Agreement and the Common Stock Delivery Agreement, as applicable.

          (ix) Indenture.   The  Indenture  has  been  duly  authorized  by  the
               Operating Partnership and the Company and, as of the Closing Time
               and each Date of Delivery,  if any, the Indenture will constitute a valid and legally binding  instrument  enforceable  against the
               Operating  Partnership  and the  Company in  accordance  with its terms,  subject,  as to enforcement,  to bankruptcy,  insolvency, reorganization and other laws of general  applicability  relating
               to  or  affecting   creditors'   rights  and  to  general  equity
               principles.

          (x)  Securities.  The  Securities  have  been duly  authorized  by the
               Operating  Partnership,  and, when such Securities are issued and delivered  pursuant  to  this  Agreement  with  respect  to  such
               Securities,   the  Securities   will  have  been  duly  executed,
               authenticated, issued and delivered and will constitute valid and
               legally   binding   obligations  of  the  Operating   Partnership
               enforceable  in  accordance  with their terms and entitled to the benefits  of  the  Indenture,  subject,  as  to  enforcement,  to bankruptcy, insolvency,  reorganization and other laws of general applicability  relating to or affecting  creditors' rights and to general equity principles.

          (xi) Guarantee.  The Guarantee has been duly authorized by the Company and, when the  Securities  are issued and  delivered  pursuant to this  Agreement,  the  Guarantee  shall have been duly  executed, issued and  delivered  and shall  constitute  a valid and legally binding obligation of the Company  enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general  applicability  relating
               to  or  affecting   creditors'   rights  and  to  general  equity
               principles.

          (xii) Registration Rights Agreement. The Registration Rights Agreement
               has been duly authorized by each of the Operating Partnership and the Company and,  when  executed and  delivered by the  Operating
               Partnership,   the  Company  and  the  Initial  Purchasers,  will
               constitute a valid and binding agreement of each of the Operating
               Partnership  and the  Company,  enforceable  against  each of the
               Operating  Partnership  and the  Company in  accordance  with its terms,  subject,  as to enforcement  to  bankruptcy,  insolvency, reorganization and other laws of general  applicability  relating
               to  or  affecting   creditors'   rights  and  to  general  equity
               principles.

          (xiii) Common Stock  Delivery  Agreement.  The Common  Stock  Delivery
               Agreement  has  been  duly  authorized  by each of the  Operating
               Partnership  and the Company and,  when executed and delivered by the  Operating  Partnership  and the Company,  will  constitute a valid and binding agreement of each of the Operating  Partnership and  the  Company,  enforceable  against  each  of the  Operating
               Partnership  and  the  Company  in  accordance  with  its  terms,
               subject,   as   to   enforcement   to   bankruptcy,   insolvency,
               reorganization and other laws of general  applicability  relating
               to  or  affecting   creditors'   rights  and  to  general  equity
               principles.

          (xiv) Authorization  and  Description  of the  Shares of Common  Stock
               Issuable  in  Exchange  for the  Securities.  Upon  issuance  and delivery of the Securities in accordance  with this Agreement and the Indenture,  the Securities will be exchangeable at the option of the  holder  thereof  in  accordance  with  the  terms  of the
               Securities and the Indenture into cash in the principal amount of the Securities  and, at the option of the Company cash and/or Net
               Shares;  the Net Shares have been duly and validly authorized and any Net Shares, when issued upon such exchange in accordance with the terms of the Securities  and the Indenture,  will be duly and validly  issued  and will be fully paid and  non-assessable;  any such shares of Common Stock will be issued and sold in compliance with all applicable laws (including,  without limitation, federal and state  securities  laws) in all  material  respects;  and the issuance of such shares upon such exchange will not be subject to the preemptive or other similar rights of any  securityholder  of the  Company  or the  Operating  Partnership.  The Net  Shares of
               Common Stock conform in all material  respects to the description thereof  set  forth  in the  Disclosure  Package  and  the  Final
               Offering Memorandum.

          (xv) Description of the Indenture,  the Securities,  the Guarantee and
               the  Registration  Rights Agreement and the Common Stock Delivery
               Agreement.  The Indenture,  the  Securities,  the Guarantee,  the
               Registration  Rights  Agreement  and the  Common  Stock  Delivery
               Agreement  conform in all  material  respects  to the  respective statements  relating thereto contained in the Disclosure  Package and the Final Offering  Memorandum.  The certificates for any Net
               Shares of Common Stock upon  issuance will be due and proper form and conform in all material  respects to the  requirements of the
               Maryland General Corporation Law.

          (xvi) Partnership   and  Joint   Venture   Agreements.   Each  of  the
               partnership and joint venture  agreements to which the Company or any of the  Subsidiaries  is a  party,  and  which  relates  to a
               Property  described  in  the  Disclosure  Package  or  the  Final
               Offering  Memorandum,  has been  duly  authorized,  executed  and delivered  by the  Company  or  the  applicable  Subsidiary  (the
               "applicable  party") and constitutes the valid agreement thereof, enforceable in accordance  with its terms,  except as limited by:
               (a)  the  effect  of  bankruptcy,   insolvency,   reorganization,
               moratorium  or other  similar  laws now or  hereafter  in  effect relating to or affecting  the rights or remedies of creditors or.
               (b)  the  effect  of  general   principles  of  equity,   whether
               enforcement  is  considered  in a proceeding in equity or at law;
               and  the  execution,  delivery  and  performance  of any of  such agreements by the Company or any applicable Subsidiary,  did not, at the time of execution and delivery,  and does not constitute a breach  of,  or  default  under,  the  charter  or  bylaws of the applicable  party  or  any  material  contract,  lease  or  other instrument to which the  applicable  party is a party or by which its properties may be bound or any law, administrative regulation or administrative or court order or decree.

          (xvii)  Termination   of  Contracts.   Neither  the  Company  nor  any
               Subsidiary  has  sent or  received  any  communication  regarding termination  of, or intent not to renew,  any of the contracts or agreements  referred to or described in the Disclosure Package or the Final Offering Memorandum, or referred to or described in, or filed as an exhibit to, any  Incorporated  Document,  and no such termination or non-renewal  has been threatened by the Company or any Subsidiary or, to the Company's knowledge, any other party to any such contract or agreement.

          (xviii) Forward-Looking  Statements.  Each "forward-looking statement"
               (within  the  meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or  incorporated  by reference in the
               Disclosure Package or the Final Offering Memorandum has been made or reaffirmed with a reasonable basis and in good faith.

          (xix) Foreign  Corrupt  Practices Act.  Neither the Company nor any of
               the Subsidiaries nor, to the Company's knowledge, any employee or agent of the  Company or any  Subsidiary  has made any payment of funds of the  Company or any  Subsidiary  or received or retained any funds in violation of any law, rule or regulation (including, without  limitation,  the Foreign Corrupt Practices Act of 1977), which  payment,  receipt or  retention of funds is of a character required to be disclosed in the  Disclosure  Package or the Final
               Offering Memorandum.

          (xx) Delisting  Notice.  The Company has not  received any notice from the NYSE  regarding  the  delisting  of the Common Stock from the
               NYSE.

          (xxi) Certain Other  Registration  Rights.  Except as described in the
               Disclosure  Package  or the  Final  Offering  Memorandum:  (i) no
               person  has the right,  contractual  or  otherwise,  to cause the
               Company  to issue or sell to it any  shares  of  Common  Stock or shares of any other  capital  stock or other equity  interests of the Company,  (ii) no person has any  preemptive  rights,  resale rights,  rights of first  refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock of or other equity  interests in the Company from the Company except as set forth in the limited  partnership  agreement of the Operating
               Partnership and disclosed in the Disclosure Package and the Final
               Offering  Memorandum  and (iii) no person has the right to act as an  underwriter  or as a financial  advisor to the Company or the
               Operating  Partnership  in connection  with the offer and sale of the Securities;  and (iv) no person has the right, contractual or otherwise,  to cause the Company to register under the Securities any shares of Common Stock or shares of any other  capital  stock of or other equity interests in the Company.

          (xxii) Absence of  Defaults,  etc.  Neither the Company nor any of its
               Subsidiaries  (including,   without  limitation,   the  Operating
               Partnership) is, or with the giving of notice or lapse of time or
               both  would  be,  in  violation  of  or  in  default   under  its
               declaration of trust, charter,  by-laws,  partnership  agreement,
               operating  agreement  or  other  organizational   documents,   as
               applicable,  except where,  in the case of any subsidiary that is not the Operating  Partnership or any  Significant  Subsidiary of
               the  Operating  Partnership  or the  Company,  the  violation  or default could not reasonably be expected,  individually or in the aggregate,  to have a Material Adverse Effect,  or any indenture, mortgage,  deed of trust,  loan  agreement or other  agreement or instrument  to  which  the  Company  or any  of its  Subsidiaries
               (including,  without limitation,  the Operating Partnership) is a party or by  which  it or any of them or any of their  respective properties is bound,  except where the violation or default could not reasonably be expected,  individually or in the aggregate, to have a Material Adverse Effect.

          (xxiii) No Conflicts. The issue and sale of the Securities,  the issue of the Guarantee, the compliance by the Operating Partnership and the Company  with all of the  provisions  of the  Indenture,  the
               Securities, the Guarantee, the Registration Rights Agreement, the
               Common  Stock  Delivery  Agreement  and  this  Agreement  and the consummation of the transactions herein and therein  contemplated will not conflict  with,  result in any breach or violation of or constitute a default under (nor constitute any event which,  with notice,  lapse of time or both,  would  result  in any  breach or violation  of,  constitute a default  under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the  repurchase,  redemption or repayment of all or a part of such indebtedness  under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the  Company  or any  Subsidiary  pursuant  to) (A) the charter or bylaws of the Company or any organizational  documents of the  Subsidiaries,  or (B) any  indenture,  mortgage,  deed of trust,  bank  loan or  credit  agreement  or  other  evidence  of indebtedness,  or any license, lease, contract or other agreement or instrument to which the Company or any of the  Subsidiaries is a  party  or by  which  any of them  or any of  their  respective properties may be bound or affected,  or (C) any federal,  state, local  or  foreign  law,  regulation  or rule  applicable  to the
               Company or any of its Subsidiaries, or (D) any rule or regulation of any  self-regulatory  organization  or other  non-governmental regulatory authority  (including,  without limitation,  the rules and regulations of the NYSE)  applicable to the Company or any of its Subsidiaries, or (E) any decree, judgment or order applicable to  the  Company  or  any of  the  Subsidiaries  or any of  their respective  properties;  except in the case of  clause  (B) where such  breach  or  violation  would  not have a  Material  Adverse
               Effect.

          (xxiv) No Material Adverse Changes. Subsequent to the respective dates as of which  information is given in the  Disclosure  Package and the  Final  Offering  Memorandum,  in  each  case  excluding  any amendments  or  supplements  to  the  foregoing  made  after  the execution of this Agreement,  there has not been (i) any material adverse  change,  or  any  development  involving  a  prospective material adverse change, in the business, properties, management, financial  condition or results of  operations of the Company and the Subsidiaries  taken as a whole, (ii) any transaction which is material to the Company  and the  Subsidiaries  taken as a whole,
               (iii)  any   obligation  or   liability,   direct  or  contingent
               (including any off-balance  sheet  obligations),  incurred by the
               Company or any  Subsidiary,  which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital
               stock  or  outstanding   indebtedness   of  the  Company  or  any
               Subsidiaries other than pursuant to options or rights outstanding on the date of this  Agreement  and  disclosed in the  Disclosure
               Package and Final  Offering  Memorandum,  or (v) any  dividend or distribution  of any kind  declared,  paid or made on the capital stock of the Company or any Subsidiary.

          (xxv) No   Consents,    Approvals,   etc.   No   consent,    approval,
               authorization,  order,  registration or  qualification of or with any  court or  governmental  agency or body  (including,  without limitation,  the NYSE) is required  for the issue and sale of the
               Securities,  the issue of the  Guarantee,  the  compliance by the
               Operating  Partnership and the Company with all of the provisions of the Indenture, the Securities, the Guarantee, the Registration
               Rights  Agreement,  the Common Stock Delivery  Agreement and this
               Agreement and the  consummation  of the  transactions  herein and therein  contemplated,  except (A) with respect to the  Indenture under the Trust Indenture Act, (B) the registration of resales of any Net  Shares  of Common  Stock  under  the  Securities  Act as contemplated by the Registration Rights Agreement and the listing of any Net Shares on the NYSE and (C) such  consents,  approvals, authorizations, orders, registrations or qualifications as may be required  under state  securities  or Blue Sky laws in connection with the  purchase  and  distribution  of the  Securities  by the
               Initial Purchasers.

          (xxvi) Absence of Labor Dispute,  etc.  Neither the Company nor any of
               the Subsidiaries is engaged in any unfair labor practice;  except for matters which would not,  individually  or in the  aggregate, have a Material Adverse Effect,  (i) there is (A) no unfair labor practice  complaint  pending  or,  to  the  Company's  knowledge, threatened against the Company or any of the Subsidiaries  before
               the  National  Labor  Relations   Board,   and  no  grievance  or
               arbitration   proceeding  arising  out  of  or  under  collective
               bargaining  agreements is pending or, to the Company's knowledge, threatened,  (B) no strike,  labor dispute,  slowdown or stoppage pending or, to the Company's  knowledge,  threatened  against the
               Company   or  any  of  the   Subsidiaries   and   (C)  no   union
               representation   dispute   currently   existing   concerning  the
               employees of the Company or any of the Subsidiaries,  (ii) to the
               Company's knowledge, no union organizing activities are currently taking place  concerning  the  employees of the Company or any of the Subsidiaries  and (iii) there has been no material  violation
               of  any  federal,   state,  local  or  foreign  law  relating  to
               discrimination in the hiring,  promotion or pay of employees, any applicable  wage or hour laws or any  provision  of the  Employee
               Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations  promulgated  thereunder  concerning the employees of the Company or any of the Subsidiaries.

          (xxvii)  Legal  Proceedings.  There  are no  actions,  suits,  claims, investigations  or  proceedings  pending  or,  to  the  Company's knowledge, threatened or contemplated to which the Company or any of the  Subsidiaries  or any of  their  respective  directors  or officers  is or  would  be a  party  or of  which  any  of  their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory  commission,  board,  body,  authority  or agency,  or
               before   or  by  any   self-regulatory   organization   or  other
               non-governmental   regulatory   authority   (including,   without
               limitation,  the NYSE),  except  any such  action,  suit,  claim, investigation or proceeding  which, if resolved  adversely to the
               Company  or any  Subsidiary,  would not,  individually  or in the aggregate, have a Material Adverse Effect.

          (xxviii) Absence of Manipulation.  None of the Operating  Partnership,
               the  Company,  any  Significant  Subsidiary,  and  any  of  their respective directors,  officers,  general partners or controlling persons,  has taken or will take,  directly  or  indirectly,  any action  designed to cause or result,  under the  Exchange  Act or otherwise, in, or which has constituted or which reasonably might
               be  expected  to  constitute,   the  unlawful   stabilization  or
               manipulation  of the  price  of  any  security  of the  Operating
               Partnership  or the Company to  facilitate  the sale or resale of the Securities or the shares of Common Stock issuable in exchange for the Securities.

          (xxix) Possession of  Intellectual  Property.  Each of the Company and
               the  Subsidiaries  owns  or  possesses  all  inventions,   patent
               applications,    patents,   trademarks   (both   registered   and
               unregistered),   tradenames,  service  names,  copyrights,  trade
               secrets  and  other  proprietary  information  described  in  the
               Disclosure  Package  or the Final  Offering  Memorandum  as being owned or licensed by it or which is necessary for the conduct of, or material to, its businesses  (collectively,  the "Intellectual
               Property"),  and the  Company  is  unaware  of any  claim  to the contrary or any  challenge  by any other  person to the rights of the  Company  or any  of the  Subsidiaries  with  respect  to the
               Intellectual  Property. To the knowledge of the Company,  neither the  Company  nor any of the  Subsidiaries  has  infringed  or is infringing  the  intellectual  property  of a  third  party,  and neither the Company nor any Subsidiary  has received  notice of a claim by a third party to the contrary.

          (xxx) Tax Matters. All tax returns required to be filed by the Company or any of the  Subsidiaries  have  been  timely  filed  and  were complete  and  accurate  when  filed,  and all  taxes  and  other assessments  of a similar  nature  (whether  imposed  directly or through withholding) including any interest,  additions to tax or penalties  applicable  thereto due or claimed to be due from such entities have been timely paid,  other than those being contested in good faith and for which adequate reserves have been provided,
               except  as  described  or   incorporated   by  reference  in  the
               Prospectus  or where the  failure to file or pay would not have a
               Material Adverse Effect.

          (xxxi) Possession of Licenses and Permits. The Company and each of its
               Subsidiaries  (including,   without  limitation,   the  Operating
               Partnership) has all necessary licenses, authorizations, consents and approvals and has made all necessary  filings  required under any  applicable  law,  regulation  or rule,  and has obtained all necessary licenses,  authorizations,  consents and approvals from other persons,  in order to conduct their respective  businesses;
               and  neither  the  Company  nor  any  of the  Subsidiaries  is in violation of, or in default under,  or has received notice of any proceedings  relating to revocation or modification  of, any such license,  authorization,  consent  or  approval  or any  federal, state,  local or foreign law,  regulation  or rule or any decree, order  or  judgment  applicable  to  the  Company  or  any of the
               Subsidiaries,  except where such failure to obtain or to file, or such violation,  default,  revocation or modification  would not, individually or in the aggregate, have a Material Adverse Effect.

          (xxxii) Title to  Property.  (i) each of the  Company  and each of the
               Subsidiaries  has  good and  marketable  title to all of the real property  disclosed  in  the  Disclosure  Package  or  the  Final
               Offering  Memorandums being owned by them (the  "Properties") and the assets  reflected in the  financial  statements  or otherwise disclosed  in  the  Disclosure  Package  or  the  Final  Offering
               Memorandum  free and clear of all  liens,  encumbrances,  claims, mortgages, deeds of trust,  restrictions,  security interests and defects ("Property Encumbrances"),  except for: (A) the leasehold interests  of  lessees  in the  Company's  and the  Subsidiaries'
               properties  held under lease (the  "Leases"),  (B) those Property
               Encumbrances  set forth in the  Disclosure  Package  or the Final
               Offering   Memorandum  and  (C)  imperfections  in  title,  liens
               encumbrances,  claims, mortgages,  deeds of trust,  restrictions, security interests and defects existing in the ordinary course of business  of the  Company  which do not have a  Material  Adverse
               Effect;  (ii) all of the leases under which any of the Company or the  Subsidiaries  holds or uses real or personal  properties  or other  assets as a lessee are valid and binding and in full force and effect,  and neither the Company nor any of the  Subsidiaries is in default in respect of any of the terms or provisions of any of such leases and no claim has been  asserted by anyone  adverse to any such party's rights as lessee under any of such leases, or affecting or questioning  any such party's right to the continued
               possession or use of the leased property or assets under any such leases,  and all such leases conform to the  description  thereof contained  in  the  Disclosure  Package  or  the  Final  Offering
               Memorandum  except  where  the  invalidity,   default  or  claim,
               individually  or in the  aggregate,  would  not  have a  Material
               Adverse  Effect;  (iii)  each  of the  Leases  pertaining  to the
               Properties  is  valid  and  binding  against  the  Company  or  a
               Subsidiary,  as  applicable,   and,  to  the  Company's  or  such
               Subsidiary's knowledge,  each other party thereto, and is in full force and  effect,  and no lessee  of any  portion  of any of the
               Properties is in default under its respective  lease and there is no event  which,  but for the  passage  of time or the  giving of notice or both,  would constitute a default under any such lease;
               (iv) all Property  Encumbrances which could materially affect the use of such Properties by the Company or its  Subsidiaries in the ordinary  course of business,  on or affecting any  Properties of the Company or any of the  Subsidiaries  which are required to be disclosed  in  the  Disclosure  Package  or  the  Final  Offering
               Memorandum are disclosed therein;  (v) no person has an option to purchase  all or part of any  material  Property or any  interest therein,  except as described or incorporated by reference in the
               Prospectus;  (vi)  each  of  the  Properties  complies  with  all
               applicable  codes,  laws  and  regulations  (including,   without
               limitation,  building and zoning codes,  laws and regulations and
               laws  relating  to  access  to  the   properties)  and  with  all
               agreements  between  the  Company  or any  Subsidiary  and  third parties  relating to the  ownership or use of any Property by the
               Company or such Subsidiary, except as disclosed in the Disclosure
               Package  or the Final  Offering  Memorandum,  if any or where the failure do so comply would not, individually or in the aggregate, have a Material Adverse Effect;  and (vii) there is no pending or threatened  condemnation  proceedings,  zoning  change,  or other similar  proceeding  or action that will in any material  respect affect the size of, use of,  improvements on,  construction on or access to the Properties, which if adversely determined as to the
               Company or any Subsidiary  would have a Material  Adverse Effect.
               Title  insurance in favor of the mortgagee or the Company  and/or the  Subsidiaries  is  maintained  with respect to each  material
               Property  owned by any such entity in an amount at least equal to
               (a) the cost of  acquisition  of such Property or (b) the cost of construction  of  such  Property  (measured  at the  time of such construction).  The mortgages and deeds of trust  encumbering the properties and assets described in the Disclosure  Package or the
               Final Offering Memorandum are not convertible nor does any of the
               Company  or  the  Subsidiaries  hold  a  participating   interest
               therein;

          (xxxiii) Environmental  Laws. (A) The Company and the Subsidiaries and
               their  respective  properties,   assets  and  operations  are  in
               compliance  with,  and the Company  and each of the  Subsidiaries hold all permits,  authorizations  and approvals  required under,
               Environmental Laws (as defined below),  except to the extent that failure to so comply or to hold such permits,  authorizations  or approvals  would not,  individually  or in the aggregate,  have a
               Material  Adverse Effect;  there are no past,  present or, to the
               Company's  knowledge,   reasonably   anticipated  future  events,
               conditions,   circumstances,   activities,   practices,  actions,
               omissions or plans that could reasonably be expected to give rise to any  material  costs  or  liabilities  to the  Company  or any
               Subsidiary  under,  or to  materially  interfere  with or prevent compliance by the Company or any Subsidiary  with,  Environmental
               Laws; except as would not, individually or in the aggregate, have a Material  Adverse  Effect,  neither  the Company nor any of the
               Subsidiaries  (i) is the subject of any  investigation,  (ii) has received any notice or claim,  (iii) is a party to or affected by any pending or, to the Company's  knowledge,  threatened  action, suit or  proceeding,  (iv) is bound by any  judgment,  decree  or order  or (v) has  entered  into  any  agreement,  in  each  case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous  Materials (as defined  below) (as used herein,  "Environmental  Law" means any federal,  state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment,  injunction,  permit,  license,  authorization or other binding requirement, or common law, relating to health, safety or the  protection,  cleanup or  restoration  of the  environment or natural resources,  including those relating to the distribution,
               processing,    generation,    treatment,    storage,    disposal,
               transportation,  other handling or release or threatened  release of  Hazardous  Materials,  and  "Hazardous  Materials"  means any
               material    (including,    without    limitation,     pollutants,
               contaminants,  hazardous or toxic  substances  or wastes) that is
               regulated   by  or  may  give   rise  to   liability   under  any
               Environmental Law);

     (B)  in the ordinary course of their business,  the Company and each of the
          Subsidiaries   conduct   periodic   reviews   of  the  effect  of  the
          Environmental  Laws on their  respective  businesses,  operations  and properties,  in  the  course  of  which  they  identify  and  evaluate associated costs and liabilities (including,  without limitation,  any capital or operating  expenditures  required  for cleanup,  closure of properties or compliance  with the  Environmental  Laws or any permit, license or approval,  any related constraints on operating  activities and any potential liabilities to third parties).

          (xxxiv) Accounting Controls and Disclosure  Controls.  (i) The Company
               and  each of the  Subsidiaries  maintain  a  system  of  internal accounting  controls  sufficient to provide reasonable  assurance
               that  (i)   transactions   are   executed  in   accordance   with
               management's general or specific authorization; (ii) transactions are  recorded as  necessary  to permit  preparation  of financial statements  in  conformity  with  generally  accepted  accounting principles  and to  maintain  accountability  for  assets;  (iii)
               access  to  assets  is   permitted   only  in   accordance   with
               management's  general  or  specific  authorization;  and (iv) the recorded  accountability  for assets is  compared  with  existing assets at reasonable  intervals and  appropriate  action is taken with respect to any differences;

          (ii) The  Company  has   established   and   maintains  and  evaluates
               "disclosure  controls and procedures" (as such term is defined in
               Rule  13a-15 and 15d-15  under the  Exchange  Act) and  "internal control  over  financial  reporting"  (as such term is defined in
               Rule 13a-15 and 15d-15 under the Exchange Act);  such  disclosure controls  and  procedures  are  designed to ensure that  material information  relating to the Company,  including its consolidated subsidiaries,  is made  known to the  Company's  Chief  Executive
               Officer and its Chief  Financial  Officer by others  within those
               entities,   and  such  disclosure  controls  and  procedures  are
               effective   to  perform  the   functions   for  which  they  were
               established;  the  Company's  independent  auditors and the Audit
               Committee  of the Board of  Directors  of the  Company  have been advised  of: (i) all  significant  deficiencies,  if any,  in the design or operation of internal  controls  which could  adversely affect the Company's  ability to record,  process,  summarize and report financial data; and (ii) all fraud, if any, whether or not material,  that involves management or other employees who have a role in the Company's internal controls; all material weaknesses, if  any,  in  internal  controls  have  been  identified  to  the
               Company's independent auditors; since the date of the most recent
               evaluation  of  such  disclosure   controls  and  procedures  and
               internal  controls,  there  have been no  significant  changes in internal  controls or in other  factors that could  significantly affect internal  controls,  including any corrective actions with regard to significant  deficiencies and material weaknesses;  the principal executive officers (or their equivalents) and principal financial  officers  (or their  equivalents)  of the Company have made all  certifications  required by the  Sarbanes-Oxley  Act of
               2002  (the  "Sarbanes-Oxley  Act")  and  any  related  rules  and regulations  promulgated  by the  Commission,  and the statements contained  in each such  certification  are complete and correct;
               the  Company,  the  Subsidiaries  and,  to the  knowledge  of the
               Company,  the  Company's  directors  and  officers,  are  each in compliance in all material respects with all applicable effective
               provisions   of  the   Sarbanes-Oxley   Act  and  the  rules  and
               regulations of the Commission and the NYSE promulgated thereunder disclosure.

          (xxxv) Insurance.  The Company and each of the  Subsidiaries  maintain
               insurance  covering  their  respective  properties,   operations,
               personnel  and  businesses  as  the  Company   reasonably   deems
               adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the  Company and the  Subsidiaries  and their respective  businesses;  all such  insurance is fully in force on the  date  hereof  and  will be  fully  in  force  at the time of purchase;  neither the Company nor any  Subsidiary  has reason to believe  that it will not be able to renew any such  insurance as and when such insurance expires.

          (xxxvi) Dividends. No Subsidiary is currently prohibited,  directly or indirectly,  from  paying  any  dividends  to the  Company or the
               Operating Partnership, from making any other distribution on such
               Subsidiary's  capital stock,  from repaying to the Company or the
               Operating  Partnership  any loans or advances to such  Subsidiary
               from  the   Company  or  the   Operating   Partnership   or  from
               transferring any of such  Subsidiary's  property or the Operating
               Partnership assets to the Company or the Operating Partnership or any other  Subsidiary of the Company,  except as described in the
               Disclosure Package or the Final Offering Memorandum.

          (xxxvii)  Statistical  and Market  Related Data. The  statistical  and market-related data, if any, included in the Preliminary Offering
               Memorandum  and the  Final  Offering  Memorandum  is  based on or derived  from sources  which the  Operating  Partnership  and the
               Company  believe,  in good faith,  to be reliable and accurate in all material respects.

          (xxxviii)  Compliance  with the Americans with  Disabilities  Act. The
               Company and its Subsidiaries (including,  without limitation, the
               Operating  Partnership)  are  currently  in  compliance  with all
               presently   applicable   provisions   of   the   Americans   with
               Disabilities Act, as amended,  except for any such non-compliance that  could  not  reasonably  be  expected,  individually  or  in aggregate, to have a Material Adverse Effect.

          (xxxix) Taxation as a REIT. The Company has qualified to be taxed as a real estate  investment  trust ("REIT")  pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the
               "Code")  commencing  with its  initial  taxable  year that  ended
               December  31,  1994,  and its  current  and  proposed  method  of operation as described  in the  Disclosure  Package and the Final
               Offering Memorandum,  will enable the Company to continue to meet the requirements for  qualification and taxation as a real estate investment  trust  under  the Code for its  taxable  year  ending
               December 31, 2006 and thereafter;  the Company  currently intends to continue to qualify as a real  estate  investment  trust under the Code this year and for all subsequent  years, and the Company does not know of any event that would cause or is likely to cause the Company to fail to qualify as a real estate  investment trust under the Code at any time.

          (xl) Domestically  Controlled Qualified Investment Entity. The Company
               believes  that,  as of the  date  hereof,  it is a  "domestically controlled  qualified  investment  entity"  within the meaning of
               Section   897(h)  of  the  Code  and  the   applicable   Treasury
               Regulations.

          (xli) Plan Assets.  The minimum funding  standard under Section 302 of the Employee  Retirement Income Security Act of 1974, as amended, and the  regulations  and  published  interpretations  thereunder
               ("ERISA"),  has been satisfied by each "pension plan" (as defined
               in  Section  3(2)  of  ERISA)  which  has  been   established  or
               maintained by the Company and/or one or more of its  Subsidiaries
               (including,  without limitation, the Operating Partnership),  and the trust  forming part of each such plan which is intended to be qualified under Section 401 of the Code is so qualified;  each of the Company and its Subsidiaries (including,  without limitation, the Operating Partnership) has fulfilled its obligations, if any, under  Section  515 of  ERISA;  except  as set in the  Disclosure
               Package and the Final  Offering  Memorandum,  neither the Company nor any of its Subsidiaries (including,  without limitation,  the
               Operating  Partnership) maintains or is required to contribute to a "welfare  plan" (as  defined in  Section  3(1) of ERISA)  which provides  retiree or other  post-employment  welfare  benefits or
               insurance  coverage  (other  than  "continuation   coverage"  (as
               defined in Section 602 of ERISA));  each pension plan and welfare plan  established or maintained by the Company and/or one or more of its Subsidiaries (including, without limitation, the Operating
               Partnership)  is in compliance in all material  respects with the currently applicable provisions of ERISA; neither the Company nor any of  its  Subsidiaries  (including,  without  limitation,  the
               Operating  Partnership)  has  incurred  or  could  reasonably  be expected to incur any withdrawal  liability under Section 4201 of
               ERISA,  any liability under Section 4062, 4063, or 4064 of ERISA, or any other liability under Title IV of ERISA; and the assets of the Company and its Subsidiaries (including,  without limitation, the Operating  Partnership) do not, and at the Closing Time (and,
               if any  Option  Securities  are being  issued,  as of the Date of
               Delivery), shall not, constitute "plan assets" under ERISA.

          (xlii)  Regulations   G,  T,  U  and  X.  None  of  the   transactions
               contemplated by this Agreement  (including,  without  limitation, the use of the  proceeds  from the sale of the  Securities)  will violate or result in a  violation  of  Section 7 of the  Exchange
               Act, or any regulation promulgated thereunder, including, without limitation,  Regulations  G, T, U and X of the Board of Governors
               of the Federal Reserve System.

          (xliii) Partnership Classification. The Operating Partnership and each
               of  the  Significant   Subsidiaries  that  are  partnerships  are
               properly  classified as partnerships,  and not as corporations or as associations  taxable as corporations,  for federal income tax purposes  throughout  the period from their  respective  dates of formation  through  the  date  hereof,  or,  in the  case  of any
               Significant Subsidiary partnerships that have terminated, through
               the  date  of   termination   of  such   Significant   Subsidiary
               partnerships.

          (xliv) Investment  Company Act. Neither the Operating  Partnership nor
               the Company is, and after giving effect to each offering and sale of the  Securities  and the shares of Common  Stock  issuable  in exchange for the  Securities  is, or will be required to register as, an "investment  company" under the Investment  Company Act of
               1940, as amended (the "Investment Company Act").

          (xlv) Similar  Offerings.  None  of  the  Operating  Partnership,  the
               Company nor any of their respective  affiliates,  as such term is defined  in  Rule 501(b)  under  the  Securities  Act  (each,  an
               "Affiliate"), has, directly or indirectly, solicited any offer to buy,  sold or offered to sell or otherwise  negotiated in respect of, or will  solicit  any offer to buy,  sell or offer to sell or otherwise negotiate in respect of, in the United States or to any
               United States citizen or resident, any security which is or would be integrated  with the sale of the Securities and any Net Shares of Common  Stock  issuable in exchange  for the  Securities  in a manner that would  require the offered  Securities  and shares of
               Common  Stock  issuable  in  exchange  for the  Securities  to be registered under the Securities Act.

          (xlvi) Rule 144A  Eligibility.  The Securities are eligible for resale pursuant to Rule 144A  and will not be, at the Closing  Time,  of the same  class as  securities  listed on a  national  securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S.  automated  interdealer  quotation  system  within  the meaning of Rule 144A(d)(3)(i).

          (xlvii) No General  Solicitation.  None of the Operating  Partnership,
               the Company or any of their  respective  Affiliates or any person acting  on its or any of their  behalf  (other  than the  Initial
               Purchasers,  as to whom no representation is made) has engaged or will  engage,  in  connection  with the  offering  of the offered
               Securities and any Net Shares in any form of general solicitation or general  advertising  within the meaning of Rule 502(c)  under the Securities Act.

          (xlviii)  No  Registration  Required.  Subject  to  compliance  by the
               Initial Purchasers with the representations and warranties of the
               Initial  Purchasers  and the  procedures  set forth in  Section 6 hereof,  it is not necessary in connection  with the offer,  sale and delivery of the  Securities to the Initial  Purchasers and to
               each  Subsequent  Purchaser  in the manner  contemplated  by this
               Agreement  and the  Disclosure  Package  and the  Final  Offering
               Memorandum  to register  the  Securities  or any shares of Common
               Stock  issuable  in  exchange  for  the   Securities   under  the
               Securities  Act or to  qualify  the  Indenture  under  the  Trust
               Indenture Act of 1939, as amended.

     (b)  Officer's  Certificates.  Any certificate signed by any officer of the
          Company, on behalf of the Company for itself and as general partner of the Operating  Partnership,  delivered to the Initial Purchasers or to counsel for the Initial  Purchasers  shall be deemed a  representation and  warranty  by the  Operating  Partnership  and the Company to each
          Initial Purchaser as to the matters covered thereby.

SECTION 2. Sale and Delivery to Initial Purchasers; Closing.

     (a)  Initial Securities. On the basis of the representations and warranties herein  contained and subject to the terms and  conditions  herein set forth,  the  Operating  Partnership  agrees  to sell  to each  Initial
          Purchaser,  severally  and not jointly,  and each  Initial  Purchaser, severally  and not  jointly,  agrees to  purchase  from the  Operating
          Partnership,  at the  price  set forth in  Schedule B,  the  aggregate principal  amount of Securities  set forth in Schedule A  opposite the name of such Initial Purchaser,  plus any additional  principal amount of Securities  which such Initial  Purchaser  may become  obligated to purchase pursuant to the provisions of Section 11 hereof.

     (b)  Option Securities.  In addition,  on the basis of the representations, warranties  and agreements  herein  contained and subject to the terms and  conditions  herein set forth,  the Operating  Partnership  hereby
          grants  an  option  to  the   Initial   Purchasers   solely  to  cover
          over-allotments,  if any, to purchase up to an additional  $25,000,000 aggregate  principal amount of the Option Securities at the same price per Security set forth in Schedule B for the Initial  Securities  plus interest thereon accrued to the relevant Date of Delivery.  The option granted  hereby will  expire 12 days after the date of this  Agreement and may be exercised in whole or in part from time to time upon notice by the Initial Purchasers to the Operating Partnership and the Company
          setting forth the aggregate  principal amount of Option  Securities as to which the Initial Purchasers are then exercising the option and the time and date of payment  and  delivery  for such  Option  Securities, provided  however,  that the  Option  Securities  may not be issued in whole or in part after the period which ends 12 days after the date of issue of the  Initial  Securities.  Any such time and date of delivery
          (each,  a "Date of  Delivery")  shall  be  determined  by the  Initial
          Purchasers, but shall not be later then seven full business days after the  exercise  of said  option,  nor in any event prior to the Closing
          Time.  If the  option is  exercised  as to all or any  portion  of the
          Option Securities,  each of the Initial Purchasers,  severally and not
          jointly,   will  purchase  that  proportion  of  the  total  aggregate principal  amount of the Option  Securities then being purchased which the aggregate principal amount of Initial Securities each such Initial
          Purchaser  has  severally  agreed to purchase  set forth in Schedule A bears to the total aggregate  principal amount of Initial  Securities, plus any additional  principal amount of Securities which such Initial
          Purchaser may become obligated to purchase  pursuant to the provisions of  Section 11  hereof,  subject to such  adjustments  as the  Initial
          Purchasers,  in their  discretion,  make to eliminate any purchases of aggregate  principal  amount of the  Option  Securities  other than in authorized denominations.

     (c)  Payment.   Payment  of  the  purchase   price  for,  and  delivery  of
          certificates  for,  the  Securities  shall be made at the  offices  of
          Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY
          10036,  or at such other  place as shall be agreed upon by the Initial
          Purchasers and the Operating Partnership and the Company, at 9:30 A.M.
          (Eastern  time) on  October 24,  2006 (unless  postponed in accordance with the provisions of Section 11),  or such other time not later than ten  business  days  after  such date as shall be  agreed  upon by the
          Initial Purchasers and the Operating Partnership and the Company (such time and date of payment and delivery being herein called the "Closing
          Time").

          In addition,  in the event that the Initial  Purchasers have exercised the option to purchase all or any of the Option Securities, payment of
          the   purchase   price  for,  and  delivery  of  one  or  more  global
          certificates  for,  such  Option  Securities  shall  be  made  at  the above-mentioned  offices,  or at such  other  place as shall be agreed upon by the Initial  Purchasers and the Operating  Partnership and the
          Company,  on each Date of Delivery as specified in the notice from the
          Initial Purchasers to the Operating Partnership and the Company.

          Payment shall be made to the Operating Partnership by wire transfer of immediately  available  funds  to a  bank  account  designated  by the
          Operating Partnership,  against delivery to the Initial Purchasers for the respective  accounts of the Initial Purchasers of certificates for the Securities to be purchased by them.

     (d)  Delivery;  Registration.  The Securities will be issued in global form and registered in the name of Cede & Co., as nominee of The Depository
          Trust Company ("DTC").  The  certificates  representing the Securities shall be made available for  examination by the Initial  Purchasers in
          The City of New York not later  than 3:00 P.M.  (Eastern  Time) on the last  business day prior to the Closing  Time or the relevant  Date of
          Delivery, as the case may be.

SECTION 3. Covenants of the Operating  Partnership and the Company.  Each of the
Operating  Partnership  and the Company,  jointly and severally,  covenants with each Initial Purchaser as follows:

     (a)  Offering  Memorandum.  The Operating  Partnership and the Company,  as
          promptly as possible, will furnish to each Initial Purchaser,  without charge,  such  number  of copies of the  Offering  Memorandum  and any amendments  and  supplements  thereto and  documents  incorporated  by reference therein as such Initial Purchaser may reasonably request.

     (b)  Notice and Effect of Material  Events.  The Operating  Partnership and
          the Company  will  immediately  notify  each  Initial  Purchaser,  and confirm  such  notice  in  writing,  of  (x) any  filing  made  by the
          Operating  Partnership  and/or the Company of information  relating to the offering of the  Securities  with any  securities  exchange or any other regulatory body in the United States or any other  jurisdiction, and  (y) prior  to the  completion  of  the  offering  of the  offered
          Securities  by the  Initial  Purchasers  as  evidenced  by a notice in writing from the Initial  Purchasers to the Operating  Partnership and
          the Company, any Material Adverse Effect which (i) makes any statement in the Disclosure Package, any Offering Memorandum or any Supplemental
          Offering  Material false or misleading or (ii) is not disclosed in the
          Disclosure  Package or the  Offering  Memorandum.  In such event or if during  such  time any  event  shall  occur as a result of which it is
          necessary,   in  the  reasonable  opinion  of  any  of  the  Operating
          Partnership,  the Company,  counsel for the Operating  Partnership and the  Company,  the  Initial  Purchasers  or  counsel  for the  Initial
          Purchasers,  to amend or supplement  the Offering  Memorandum in order that the  Offering  Memorandum  not include any untrue  statement of a material fact or omit to state a material  fact  necessary in order to make  the  statements  therein  not  misleading  in the  light  of the circumstances then existing, the Operating Partnership and the Company
          will  forthwith  amend  or  supplement  the  Offering   Memorandum  by
          preparing  and  furnishing  to each Initial  Purchaser an amendment or amendments  of,  or a  supplement  or  supplements  to,  the  Offering
          Memorandum  (in  form and  substance  satisfactory  in the  reasonable opinion of counsel for the Initial  Purchasers) so that, as so amended or  supplemented,  the Offering  Memorandum will not include an untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary in order to make the statements therein, in the light of the circumstances  existing at the time it is  delivered  to a  Subsequent
          Purchaser, not misleading.

     (c)  Amendment and  Supplements  to the Offering  Memorandum;  Supplemental
          Offering  Materials.  The Operating  Partnership  and the Company will advise each  Initial  Purchaser  promptly of any  proposal to amend or supplement the Offering  Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers other than reports  required  to be made with the SEC in order to comply with the
          Exchange  Act  and  the  Exchange  Act   Regulations   ("Exchange  Act
          Filings"),  provided that,  prior to the completion of the offering of the  Securities,  such Exchange Act Filings are first  provided to the
          Initial Purchasers a reasonable time in advance of the filing thereof.
          Neither the consent of the Initial Purchasers, the Initial Purchasers'
          delivery of any such  amendment or  supplement,  nor the furnishing to the  Initial  Purchasers  of  any  such  Exchange  Act  Filings  shall constitute  a waiver of any of the  conditions  set forth in Section 5 hereof.  The  Operating  Partnership  and the Company will prepare the
          Disclosure Package, in form and substance  satisfactory to the Initial
          Purchasers,  and shall  furnish prior to the  Applicable  Time to each
          Initial  Purchaser,  without  charge,  as many  physical or electronic copies  of the  Disclosure  Package  as  such  Initial  Purchaser  may reasonably request. Each of the Operating Partnership and the Company, jointly and severally, represent and agree that, unless it obtains the prior consent of the Initial Purchasers,  it has not made and will not make any offer  relating to the Securities or any Net Shares of Common
          Stock  issuable  in  exchange  for  the  Securities  by  means  of any
          Supplemental Offering Materials.

     (d)  Qualification   of  Securities  for  Offer  and  Sale.  The  Operating
          Partnership   and  the  Company  will  use  their  best  efforts,   in
          cooperation with the Initial Purchasers, to qualify the Securities and shares of Common  Stock  issuable in exchange for the  Securities  for offering and sale under the applicable securities laws, including real estate syndication laws, of such states and other jurisdictions as the
          Initial  Purchasers may designate and to maintain such  qualifications in effect as long as required for the sale of the  Securities  and the shares  of Common  Stock  issuable  in  exchange  for the  Securities;
          provided,  however,  that neither the  Operating  Partnership  nor the
          Company  shall be obligated to file any general  consent to service of process or to qualify as a foreign entity or as a dealer in securities in any  jurisdiction  in which it is not so  qualified  or to  subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

     (e)  DTC. The Operating Partnership and the Company will cooperate with the
          Initial  Purchasers  and use its best  efforts to permit  the  offered
          Securities  to be eligible for clearance  and  settlement  through the facilities of DTC.

     (f)  Use of Proceeds.  The Operating  Partnership  and the Company will use the net proceeds  received by the Operating  Partnership from the sale of the Securities in the manner  specified in the Offering  Memorandum under "Use of Proceeds".

     (g)  Restriction on Sale of  Securities.  For a period of 30 days after the
          date  of  the  Final  Offering   Memorandum,   neither  the  Operating
          Partnership nor the Company will, without the prior written consent of
          the  Initial  Purchasers,   issue,  offer,  sell,  contract  to  sell,
          hypothecate,  pledge,  grant or sell any  option,  right or warrant to purchase,  or  otherwise  dispose  of, or  contract to dispose of, any shares of Common Stock,  any securities  substantially  similar to the
          Securities  or  shares  of  Common  Stock  or  any  other   securities
          convertible  into or exercisable or exchangeable  for shares of Common
          Stock or the Securities.  However,  these restrictions do not apply to
          (A) the  issuance  of shares  of Common  Stock  upon  exchange  of the
          Securities,  (B) securities  issued in  connection  with the Company's employee benefit plans, stock option plans,  long-term  incentive plan and/or  distribution  reinvestment  plans existing at the date of this
          Agreement,  (C) securities  issued  pursuant to currently  outstanding options, warrants or rights (D) shares of Common Stock issued upon the conversion  or redemption  of  partnership  interests in the Operating
          Partnership  or (E)  units  of  limited  partnership  interest  in the
          Operating  Partnership  issued in connection  with the  acquisition of properties  in the  ordinary  course  of  business  provided  that the recipient  of such units shall not be permitted to convert or exchange such units for any shares of common stock for a period of at least one year following the date of their issuance.

     (h)  PORTAL Designation. The Operating Partnership and the Company will use their  reasonable  commercial  efforts to permit the  Securities to be
          designated   PORTAL  securities  in  accordance  with  the  rules  and
          regulations adopted by the National Association of Securities Dealers,
          Inc. ("NASD") relating to trading in the PORTAL Market.

     (i)  Listing on Securities  Exchange.  The Company will use its  reasonable commercial  efforts to have the  shares of Common  Stock  issuable  in exchange for the Securities listed on the New York Stock Exchange.

     (j)  Reporting  Requirements.  Until  completion  of  the  offering  of the
          Securities,  the Operating  Partnership  and the Company will file all documents  required to be filed with the SEC  pursuant to the Exchange
          Act within  the time  periods  required  by the  Exchange  Act and the
          Exchange Act Regulations.

     (k)  Notification of Certain Events. Prior to the Closing Time and any Date
          of Delivery,  each of the Operating  Partnership  and the Company will notify the  Initial  Purchasers  in writing  immediately  if any event occurs that renders any of the  representations  and warranties of the
          Operating  Partnership and the Company  contained herein inaccurate or incomplete in any material respect.

SECTION 4. Payment of Fees and Expenses.

     (a)  Expenses.  The  Operating  Partnership  and the  Company,  jointly and severally,  will pay all expenses incident to the performance of their
          respective   obligations  under  this  Agreement,   including  (i) the
          preparation,  printing and delivery to the Initial  Purchasers  of the
          Disclosure  Package or any  Offering  Memorandum  (including,  without limitation, financial statements and any document incorporated therein by reference)  and of each  amendment or supplement  thereto or of any
          Supplemental  Offering Material,  (ii) the  preparation,  printing and delivery to the Initial  Purchasers of this  Agreement,  any Agreement among Initial  Purchasers,  the  Indenture,  the  Registration  Rights
          Agreement,  the Common  Stock  Delivery  Agreement  and and such other documents  as  may  be  required  in  connection  with  the  offering, purchase,  sale, issuance or delivery of the Securities and the shares of Common Stock issuable in exchange therefor,  (iii) the preparation, issuance and delivery of the  certificates  for the  Securities to the
          Initial   Purchasers  and,  upon  any  issuance  of  Net  Shares,  the certificates  for the Net Shares of Common Stock  issuable in exchange therefor,  including  any  transfer  taxes,  any stamp or other duties payable upon the sale,  issuance and delivery of the Securities to the
          Initial Purchasers,  the issuance and delivery of the shares of Common
          Stock  issuable  in  exchange  therefor  and  any  charges  of  DTC in connection therewith, (iv) the preparation, printing and filing of the shelf registration  statement  contemplated by the Registration Rights
          Agreement  and of  each  amendment  and  supplement  thereto,  (v) the preparation,  printing and delivery of  prospectuses  under such shelf registration  statement and of each amendment and supplement  thereto,
          (vi) the fees and disbursements of the Operating Partnership's and the
          Company's counsel,  independent  registered public accounting firm and other advisors or agents  (including  transfer agents and registrars),
          (vii) the qualification of the Securities and any Net Shares of Common
          Stock  under  securities  laws and  real  estate  syndication  laws in accordance  with the  provisions  of  Section 3(d)  hereof,  including filing fees and the reasonable fees and  disbursements  of counsel for the Initial Purchasers in connection  therewith and in connection with the  preparation of a Blue Sky memorandum and any supplement  thereto,
          (viii) the  fees and expenses of the Trustee,  including  the fees and disbursements  of counsel for the Trustee,  (ix) any fees and expenses payable in connection  with the initial and continued  designation  of the Securities as PORTAL  securities  for the PORTAL  Market,  (x) any fees and expenses  payable in connection  any listing of the shares of
          Common Stock  issuable in exchange for the  Securities on the New York
          Stock  Exchange and (xi) all other costs and expenses  incident to the performance  of its  obligations  hereunder,  which are not  otherwise specifically provided for in this Section.

     (b)  Termination  of  Agreement.  If this  Agreement is  terminated  by the
          Initial  Purchasers in accordance  with the provisions of Section 5 or
          Section  10(a)(i) hereof,  the Operating  Partnership and the Company, jointly and severally,  shall reimburse the Initial Purchasers for all of their  out-of-pocket  expenses,  including the reasonable  fees and disbursements of counsel for the Initial Purchasers.

SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several  Initial  Purchasers  hereunder  are  subject  to  the  accuracy  of the representations  and  warranties  of the Operating  Partnership  and the Company contained in Section 1  hereof or in  certificates of any officer of the Company or any of its subsidiaries  delivered  pursuant to the provisions hereof, to the performance  by the Operating  Partnership  and the Company of their  respective covenants  and  other  obligations  hereunder,  and  to  the  following  further conditions:

     (a)  Opinions of Counsel for the Operating  Partnership and the Company. At
          the Closing  Time,  the Initial  Purchasers  shall have  received  the favorable opinions, dated as of the Closing Time, of Nixon Peabody LLP and general counsel for the Operating  Partnership and the Company, in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced  copies of such letters for each of the other Initial Purchasers,  in substantially the forms set forth in
          Exhibits A-1 and A-2 hereto.

     (b)  Opinion of Counsel for Initial  Purchasers.  At the Closing Time,  the
          Initial  Purchasers  shall  have  received  an  opinion  letter  and a negative assurance letter, in each case, dated as of the Closing Time, of Skadden,  Arps, Slate,  Meagher & Flom LLP, counsel for the Initial
          Purchasers,   in  form  and  substance  satisfactory  to  the  Initial
          Purchasers.

     (c)  Officers' Certificate. At the Closing Time, there shall not have been, since  the date  hereof  or  since  the  respective  dates as of which information  is given in the Final Offering  Memorandum  (exclusive of any amendments or supplements  thereto  subsequent to the date of this
          Agreement), any event which has resulted in a Material Adverse Effect, and the Initial  Purchasers  shall have received a certificate  of the chief executive officer of the Company and of the principal  financial or chief  accounting  officer of the Company or such other  officer of the Company reasonably acceptable to the Initial Purchasers, on behalf of the Company and as general  partner of the  Operating  Partnership,
          dated  as  of  the  Closing  Time,   evidencing  compliance  with  the
          provisions  of this Section 5(c),  stating that  (i) there has been no event  which has  resulted  in a  Material  Adverse  Effect,  (ii) the representations  and  warranties  set forth in  Section 1  hereof  are accurate as though  expressly  made at and as of the Closing Time, and
          (iii) the Operating Partnership and the Company have complied with all agreements  and satisfied all  conditions in all material  respects on their  respective  parts to be performed or satisfied  hereunder at or prior to the Closing Time.

     (d)  Comfort Letters.  At the time of the execution of this Agreement,  the
          Initial  Purchasers  shall have received  from  PricewaterhouseCoopers
          LLP,  the  independent   registered  public  accounting  firm  of  the
          Operating Partnership and the Company, which has audited the financial statements of the Operating  Partnership and its  Subsidiaries  and of
          the  Company  and  its  Subsidiaries,   included  or  incorporated  by
          reference in the Disclosure Package and the Final Offering Memorandum,
          a letter dated such date,  in form and substance  satisfactory  to the
          Initial Purchasers,  together with signed or reproduced copies of such letter for each of the Initial Purchasers,  containing  statements and information of the type ordinarily  included in accountants'  "comfort
          letters"  to  Initial   Purchasers   with  respect  to  the  financial
          statements  and  certain   financial   information   contained  and/or
          incorporated  by  reference  in the  Disclosure  Package and the Final
          Offering Memorandum.

     (e)  Bring-down   Comfort  Letters.   At  the  Closing  Time,  the  Initial
          Purchasers  shall  have  received  from   PricewaterhouseCoopers   LLP
          letters,  dated  as of the  Closing  Time,  to the  effect  that  they reaffirm  the  statements  made in the letters  furnished  pursuant to
          Section 5(d) hereof, together with signed or reproduced copies of such letters for each of the Initial Purchasers,  except that the specified date  referred to in such letters  shall be a date not more than three business days prior to the Closing Time.

     (f)  DTC and PORTAL.  At the Closing Time, the  Securities  shall have been eligible for  clearance and  settlement  with DTC and  designated  for trading on PORTAL.

     (g)  Lock-up  Agreements.  Prior to or on the date of this  Agreement,  the
          Initial  Purchasers shall have received an agreement  substantially in the form of Schedule E hereto signed by each of the persons  listed in
          Schedule D  hereto (or, to the extent it is impracticable for any such person to deliver his or her agreement  prior to the Closing Time, the
          Company agrees not to rescind its current  trading policy  prohibiting sales of Common  Stock  prior to  November  6, 2006 until such  person delivers his or her agreement to the Initial Purchasers).

     (h)  Execution and Delivery of Agreements. At or prior to the Closing Time, each  of the  Operating  Partnership,  the  Company  and  the  Initial
          Purchasers shall have executed and delivered the  Registration  Rights
          Agreement;  and the Operating  Partnership  and the Company shall have executed and delivered the Common Stock  Delivery  Agreement,  in each case in form and substance  satisfactory to the Initial Purchasers and counsel for the Initial Purchasers.

     (i)  Conditions  to  Purchase of Option  Securities.  In the event that the
          Initial  Purchasers  exercise  their option  provided in  Section 2(b)
          hereof to purchase  all or any portion of the Option  Securities,  the several  obligations of the Initial Purchasers to purchase such Option
          Securities  are subject to the accuracy as of each Date of Delivery of the  representations  and warranties of the Operating  Partnership and the Company  contained in Section 1 or in  certificates of any officer of the Company  delivered  pursuant to the provisions  hereof,  to the performance  by the  Operating  Partnership  and the  Company of their respective  covenants and other obligations  hereunder in all material respects,  and at the relevant  Date of Delivery  (unless such date is the Closing Time), the Initial Purchasers shall have received:

          (i)  Officers'  Certificate.  A certificate,  dated as of such Date of
               Delivery,  of the  chief  executive  officer  and  the  principal financial  officer or chief  accounting  officer of the  Company, confirming  that the  certificate  delivered  at the Closing Time pursuant to  Section 5(c)  hereof  remains true and correct as of such Date of Delivery.

          (ii) Opinions  of  Counsel  for  the  Operating  Partnership  and  the
               Company.  The  favorable  opinions,  dated  as of  such  Date  of
               Delivery,  of  Nixon  Peabody  LLP and  general  counsel  for the
               Operating  Partnership  and the  Company,  in form and  substance satisfactory to counsel for the Initial Purchasers, together with signed  or  reproduced  copies  of such  letters  for each of the
               Initial  Purchasers,  relating  to the  Option  Securities  to be purchased on such Date of Delivery and otherwise substantially to the same effect as the opinions required by Section 5(a) hereof.

          (iii) Opinion of Counsel for Initial  Purchasers.  The opinion  letter and negative assurance letter, of Skadden, Arps, Slate, Meagher &
               Flom LLP, counsel for the Initial Purchasers, in each case, dated such Date of Delivery,  relating to the Option  Securities  to be purchased  on such Date of  Delivery  and  otherwise  to the same effect as required by Section 5(b) hereof.

          (iv) Bring-down Comfort Letters.  Letters from  PricewaterhouseCoopers
               LLP, in form and substance satisfactory to the Initial Purchasers and dated such Date of Delivery,  substantially  in the same form and substance as the letters furnished to the Initial  Purchasers pursuant to Section 5(d)  hereof,  except that the specified date referred to in such  letters  shall be a date not more than three business days prior to such Date of Delivery.

     (j)  Additional Documents. At the Closing Time and at any Date of Delivery,
          counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass  upon the  issuance  and sale of the  Securities  and the shares  of  Common  Stock  issuable  in  exchange  therefor  as herein contemplated,  or in  order to  evidence  the  accuracy  of any of the representations  or  warranties,  or  the  fulfillment  of  any of the conditions,  herein  contained;  and  all  proceedings  taken  by  the
          Operating  Partnership and the Company in connection with the issuance and sale of the  Securities  and the Common Share issuable in exchange therefor  as  herein  contemplated  shall  be in  form  and  substance reasonably  satisfactory to the Initial Purchasers and counsel for the
          Initial Purchasers.

     (k)  Termination of Agreement. If any condition specified in this Section 5 shall not have been  fulfilled  when and as required to be  fulfilled, this  Agreement  (or, in the case of any  condition to the purchase of
          Option Securities,  on the Date of Delivery which is after the Closing
          Time,  the  obligations  of the Initial  Purchasers  to  purchase  the relevant Option Securities on such Date of Delivery) may be terminated by the Initial  Purchasers by notice to the Operating  Partnership and the Company at any time at or prior to the  Closing  Time or such Date of Delivery,  and such termination  shall be without  liability of any party to any other party  except as provided in  Section 4  and except that Sections 1, 7, 8, 9 and 17 shall survive any such termination and remain in full force and effect.

SECTION 6. Subsequent Offers and Resales of the Securities and Net Shares.

     (a)  Offer  and  Sale  Procedures.  Each  of the  Initial  Purchasers,  the
          Operating  Partnership  and the Company hereby  establish and agree to observe the following procedures in connection with the offer and sale of the  Securities and the shares of Common Stock issuable in exchange therefor:

          (i)  Offers and  Sales.  Offers  and sales of the  Securities  and the shares of Common  Stock  issuable in exchange  therefor  shall be made to such persons and in such manner as is contemplated by the
               Offering  Memorandum  and the Indenture.  Each Initial  Purchaser
               severally  agrees that it will not offer,  sell or deliver any of the  Securities in any  jurisdiction  outside the United  States.
               Each Initial  Purchaser shall give the Operating  Partnership and the Company  prompt  notice in writing of the  completion  of its offering of the Securities.

          (ii) No  General  Solicitation.  No  general  solicitation  or general
               advertising   (within  the  meaning  of  Rule 502(c)   under  the
               Securities  Act) will be used in the United  States in connection with the offering or sale of the Securities.

          (iii) Purchases  by  Non-Bank  Fiduciaries.  In the case of a non-bank
               Subsequent  Purchaser of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser,  be a "qualified  institutional buyer" within the meaning of Rule 144A  under the  Securities Act
               (a "Qualified Institutional Buyer").

          (iv) Subsequent Purchaser Notification.  Prior to or concurrently with the purchase of the Securities,  each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform,  persons acquiring Securities from such Initial  Purchaser or its  Affiliates,  as the case may be, that the  Securities  and the shares of Common Stock issuable upon  exchange  therefor  (A) have  not  been  and  will  not  be registered  under the Securities Act,  (B) are being sold to them without  registration  under the  Securities  Act in  reliance on
               Rule 144A  or  in   accordance   with  another   exemption   from
               registration  under the  Securities  Act, as the case may be, and
               (C) may  not be offered,  sold or  otherwise  transferred  except
               (1) to the Operating  Partnership  or the Company or any of their respective  subsidiaries or (2) (x) in accordance  with Rule 144A to a person  whom the seller  reasonably  believes is a Qualified
               Institutional  Buyer that is purchasing  such  Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A,  (y) pursuant to another available exemption  from  registration  under the  Securities  Act, or (z)
               pursuant  to  an  effective   registration  statement  under  the
               Securities Act.

          (v)  Minimum  Principal  Amount.  No sale of the Securities to any one
               Subsequent  Purchaser will be for less than U.S. $1,000 principal amount  and no  Security  will be issued  in a smaller  principal amount.  If the  Subsequent  Purchaser  is a  non-bank  fiduciary acting on behalf of  others,  each  person  for whom it is acting must  purchase  at least  U.S.  $1,000  principal  amount  of the
               Securities.

     (b)  Covenants of the Operating  Partnership  and the Company.  Each of the
          Operating   Partnership  and  the  Company,   jointly  and  severally,
          covenants with each Initial Purchaser as follows:

          (i)  Integration.  The Operating Partnership and the Company,  jointly and  severally,  agree  that the  Operating  Partnership  and the
               Company will not and will cause their  respective  Affiliates not to,  directly or  indirectly,  solicit any offer to buy,  sell or make any offer or sale of, or otherwise  negotiate in respect of, securities  of the  Operating  Partnership  or the Company of any
               class if, as a result of the doctrine of  "integration"  referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities and shares of Common Stock  issuable in exchange  therefor by the
               Operating  Partnership and the Company to the Initial Purchasers,
               (ii) the  resale of the  Securities  and any Net Shares of Common
               Stock issuable in exchange therefor by the Initial  Purchasers to
               Subsequent Purchasers or (iii) in connection with the offering of the  Securities,  the resale of the Securities and any Net Shares of Common Stock issuable in exchange  therefor by such Subsequent
               Purchasers  to  others)  the  exemption  from  the   registration
               requirements  of the  Securities  Act  provided  by  Section 4(2)
               thereof or by Rule 144A thereunder or otherwise.

          (ii) Rule 144A Information. The Operating Partnership and the Company,
               jointly and severally, agree that, in order to render the offered
               Securities  eligible for resale  pursuant to Rule 144A  under the
               Securities  Act,  while  any of  the  offered  Securities  remain outstanding,  the Operating Partnership and the Company will make
               available,   upon  request,   to  any  holder  of  Securities  or
               prospective purchasers of Securities the information specified in
               Rule 144A(d)(4), unless the Operating Partnership and the Company furnishes  information to the SEC pursuant to Section 13 or 15(d)
               of the Exchange Act.

          (iii) Restriction  on  Repurchases.  Until the expiration of two years after the original  issuance of the Securities and the Net Shares issued in exchange  therefor,  the Operating  Partnership and the
               Company will not, and will cause their respective  Affiliates not to,  acquire any  Securities or Net Shares of Common Stock issued in exchange  therefor which are "restricted  securities" (as such term is defined under  Rule 144(a)(3)  under the Securities Act), whether as beneficial owner or otherwise  (except as agent acting as a  securities  broker  on  behalf  of and for the  account  of customers  in the  ordinary  course of  business  in  unsolicited broker's transactions),  unless, immediately upon the acquisition of such  Securities  or  shares of Common  Stock,  the  Operating
               Partnership,  the Company or Affiliate, as the case may be, shall submit such  Securities to the Trustee,  or such shares of Common
               Stock to the Company's transfer agent, for cancellation.

     (c)  Qualified  Institutional Buyer. Each Initial Purchaser,  severally and not  jointly,  represents  and  warrants  to,  and  agrees  with,  the
          Operating   Partnership  and  the  Company  that  it  is  a  Qualified
          Institutional Buyer and an "accredited investor" within the meaning of
          Rule 501(a)(1),   (2),  (3)  or  (7)  under  the  Securities  Act  (an
          "Accredited Investor").

SECTION 7. Indemnification.

     (a)  Indemnification of Initial Purchasers.  The Operating  Partnership and
          the  Company,  jointly  and  severally,  agree to  indemnify  and hold harmless  each  Initial  Purchaser,  its  Affiliates,  its  directors, officers,  employees and agents and each person,  if any, who controls any  Initial  Purchaser  within  the  meaning  of  Section 15  of  the
          Securities Act or Section 20 of the Exchange Act as follows:

          (i)  against any and all loss,  liability,  claim,  damage and expense whatsoever,  as incurred,  arising out of any untrue statement or alleged  untrue  statement  of a material  fact  contained in the
               Preliminary  Offering  Memorandum,  the Disclosure  Package,  the
               Final  Offering   Memorandum  (or  any  amendment  or  supplement
               thereto) or any Supplemental Offering Materials,  or the omission or alleged  omission  therefrom of a material  fact  necessary in order  to  make  the  statements  therein,  in the  light  of the circumstances under which they were made, not misleading;

          (ii) against any and all loss,  liability,  claim,  damage and expense whatsoever,  as incurred,  to the extent of the aggregate  amount paid in settlement of any  litigation,  or any  investigation  or proceeding  by any  governmental  agency  or body,  commenced  or threatened, or of any claim whatsoever based upon any such untrue statement or omission,  or any such alleged  untrue  statement or omission;  provided that (subject to Section 7(d) below) any such settlement is effected with the written  consent of the Operating
               Partnership and the Company; and

          (iii) against any and all expense whatsoever,  as incurred (including,
               without   limitation,    the   reasonably   incurred   fees   and
               disbursements  of  counsel  chosen  by the  Initial  Purchasers), reasonably  incurred in  investigating,  preparing  or  defending against any litigation, or any investigation or proceeding by any governmental  agency or body,  commenced  or  threatened,  or any
               claim   whatsoever  based  upon  any  such  untrue  statement  or
               omission,  or any such alleged untrue  statement or omission,  to the  extent  that any such  expense is not paid under (i) or (ii)
               above; provided, however, that this indemnity agreement shall not apply to any loss,  liability,  claim,  damage or  expense to the extent arising out of any untrue statement or omission or alleged untrue  statement  or  omission  made  in  reliance  upon  and in conformity  with written  information  furnished to the Operating
               Partnership or the Company by any Initial Purchaser expressly for use  in  the  Preliminary  Offering  Memorandum,  the  Disclosure
               Package,  the Final  Offering  Memorandum  (or any  amendment  or supplement thereto) or in any Supplemental Offering Materials.

     (b)  Indemnification  of the Operating  Partnership  and the Company.  Each
          Initial Purchaser agrees,  severally and not jointly, to indemnify and hold harmless the Operating  Partnership and the Company, each person, if any, who controls the Operating  Partnership and the Company within the meaning of Section 15 of the  Securities  Act or Section 20 of the
          Exchange Act, and each trustee, officer, employee, agent and Affiliate of the Operating  Partnership and the Company and of each  controlling person, against any and all loss, liability, claim, damage and expense described  in  the  indemnity  contained  in  subsection (a)  of  this
          Section,  as incurred,  but only with respect to untrue  statements or omissions,  or alleged  untrue  statements or  omissions,  made in the
          Preliminary  Offering  Memorandum,  the Disclosure Package,  the Final
          Offering Memorandum (or any amendments or supplements  thereto) or any
          Supplemental  Offering  Materials in reliance  upon and in  conformity with written information furnished to the Operating Partnership or the
          Company by such Initial Purchaser expressly for use therein.

     (c)  Actions  against  Parties;   Notification.  If  any  action,  suit  or
          proceeding  (each,  a  "Proceeding")  is brought  against a person (an
          "indemnified  party")  in  respect  of which  indemnity  may be sought against  the  Company  and the  Operating  Partnership  or the Initial
          Purchasers  (as  applicable,  the  "indemnifying  party")  pursuant to subsection (a) or (b) of this Section 7, such indemnified  party shall promptly notify such indemnifying  party in writing of the institution of such  Proceeding  and such  indemnifying  party  shall  assume  the defense  of such  Proceeding,  including  the  employment  of  counsel reasonably  satisfactory to such indemnified  party and payment of all fees and expenses;  provided,  however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from
          any  liability  which  such   indemnifying   party  may  have  to  any
          indemnified  party  or  otherwise,  except  to the  extent  that  such indemnifying  party is actually  materially  prejudiced  thereby.  The indemnified  party or  parties  shall  have the right to employ its or their own counsel in any such case,  but the fees and expenses of such counsel shall be at the expense of such  indemnified  party or parties unless the  employment of such counsel  shall have been  authorized in writing by the  indemnifying  party in connection  with the defense of such  Proceeding or the  indemnifying  party shall not have,  within a reasonable  period  of time in  light of the  circumstances,  employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably  concluded that there may be defenses  available to it or them which are different  from,  additional to or in conflict with those  available to such  indemnifying  party (in which case such indemnifying  party  shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of  which  events  such  fees  and  expenses  shall  be  borne by such indemnifying party and paid as incurred (it being understood, however, that such  indemnifying  party shall not be liable for the expenses of more than one separate  counsel (in addition to any local  counsel) in any one  Proceeding  or  series  of  related  Proceedings  in the same jurisdiction  representing the indemnified  parties who are parties to such Proceeding).

     (d)  Settlement of Proceedings.  The indemnifying party shall not be liable for any settlement of any Proceeding for which the  indemnified  party is entitled to  indemnification  under  subsection  (a) or (b) of this
          Section 7 effected  without its written  consent  but, if settled with its written consent,  such indemnifying  party agrees to indemnify and hold  harmless the  indemnified  party or parties from and against any loss or liability by reason of such  settlement.  Notwithstanding  the foregoing  sentence,  if at any time an  indemnified  party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel  when such  payment  would be required by the second sentence of this Section 7(c), then the indemnifying  party agrees that it shall be liable for any  settlement  of any  Proceeding for which the indemnified party is entitled to  indemnification  under subsection  (a) or (b) of  this  Section  7, as  applicable,  effected without its written consent if:

          (i)  such  settlement is entered into more than 45 business days after receipt by such  indemnifying  party of the  written  request for reimbursement ("Reimbursement Request"), together with reasonable supporting  documentation for the expenses claimed in the request for reimbursement,

          (ii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle, and

          (iii) such indemnifying  party shall have defaulted under this Section
               7(c) in reimbursing the indemnified party in accordance with such request prior to the date of the settlement.

     No  indemnifying  party  shall,  without the prior  written  consent of the indemnified  party,  effect any  settlement  of any  pending or  threatened
     Proceeding in respect of which any indemnified  party is or could have been a party and indemnity could have been sought  hereunder by such indemnified party,  unless such settlement  includes an  unconditional  release of such indemnified  party from all liability on claims that are the subject matter of  such  Proceeding  and  does  not  include  an  admission  of  fault  or culpability or a failure to act by or on behalf of such indemnified party.

SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in  respect  of any  losses,  liabilities,  claims,  damages  or  expenses referred to  therein,  then each  indemnifying  party  shall  contribute  to the aggregate  amount of such  losses,  liabilities,  claims,  damages and  expenses incurred by such  indemnified  party, as incurred,  (i) in such proportion as is
appropriate  to  reflect  the  relative   benefits  received  by  the  Operating
Partnership  and the Company on the one hand and the Initial  Purchasers  on the other hand from the  offering of the  Securities  pursuant to this  Agreement or
(ii) if the  allocation  provided by  clause (i)  is not permitted by applicable law, in such  proportion  as is  appropriate  to reflect  not only the  relative benefits  referred to in  clause (i)  above but also the  relative  fault of the
Operating  Partnership  and the  Company  on the  one  hand  and of the  Initial
Purchasers  on the other hand in  connection  with the  statements  or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Operating Partnership and the Company on the one hand and the Initial  Purchasers on the other hand in connection with the offering of the Securities  pursuant to this Agreement shall be deemed to be in the same  respective  proportions as the total net proceeds from the offering of the  Securities  pursuant  to  this  Agreement  (before  deducting  expenses)
received by the  Operating  Partnership  and the Company and the total  discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

     The relative fault of the Operating  Partnership and the Company on the one
hand and the  Initial  Purchasers  on the  other  hand  shall be  determined  by reference  to,  among other  things,  whether any such untrue or alleged  untrue statement of a material fact or omission or alleged omission to state a material fact  relates to  information  supplied  by the  Operating  Partnership  and the
Company  or  by  the  Initial  Purchasers  and  the  parties'  relative  intent, knowledge,  access to  information  and  opportunity  to correct or prevent such statement or omission.

     The Operating  Partnership and the Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section
8 were  determined by pro rata allocation  (even if the Initial  Purchasers were treated as one entity for such  purpose)  or by any other  method of  allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses  incurred by an indemnified party and referred to above in this Section
8 shall be deemed to include any legal or other expenses  reasonably incurred by such  indemnified  party in  investigating,  preparing or defending  against any litigation,  or any  investigation or proceeding by any  governmental  agency or body,  commenced  or  threatened,  or any claim  whatsoever  based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding  the  provisions of this  Section 8,  no Initial  Purchaser shall be required to contribute  any amount in excess of the amount by which the total price at which the Securities  purchased and sold by it hereunder  exceeds the amount of any  damages  which such  Initial  Purchaser  has  otherwise  been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person  guilty of  fraudulent  misrepresentation  (within the meaning of
Section 11(f) of the Securities Act) shall be entitled to contribution  from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 8, each director,  officer, employee and agent of an  Initial  Purchaser  and each  person,  if any,  who  controls  an Initial
Purchaser  within the meaning of Section 15 of the  Securities Act or Section 20 of the Exchange Act and each Initial Purchaser's  Affiliates shall have the same rights to contribution as such Initial  Purchaser,  and each person, if any, who controls  the  Operating  Partnership  or the  Company  within  the  meaning  of
Section 15  of the  Securities  Act or  Section 20  of the Exchange Act and each trustee,  officer,  employee,  agent and Affiliate of the Operating Partnership, the Company and of each such  controlling  person  shall have the same rights to
contribution  as  the  Operating   Partnership  or  the  Company.   The  Initial
Purchasers'  respective  obligations to contribute  pursuant to this Section are several in proportion to the principal  amount of Securities  set forth opposite their respective names in Schedule A hereto and not joint.

SECTION  9.   Representations,   Warranties  and  Agreements  to  Survive.   All
representations,  warranties  and  agreements  contained in this Agreement or in certificates of officers of the Company,  on its behalf,  and as general partner of the Operating Partnership, on behalf of the Operating Partnership,  submitted pursuant hereto shall remain operative and in full force and effect,  regardless of (i) any  investigation  made by or on behalf of any Initial  Purchaser or its
Affiliates or agents, any person controlling any Initial Purchaser, its officers or directors or by or on behalf of the Operating Partnership, the Company or any controlling person and (ii) delivery of and payment for the Securities.

SECTION 10. Termination of Agreement

     (a)  Termination;  General.  The  Initial  Purchasers  may  terminate  this
          Agreement,  by notice to the Operating Partnership and the Company, at any time at or  prior  to the  Closing  Time or any  relevant  Date of
          Delivery (i) if there has been, since the date of this Agreement since the  respective  dates  as  of  which  information  is  given  in  the
          Disclosure Package or the Final Offering Memorandum  (exclusive of any amendments  or  supplements  thereto  subsequent  to the  date of this
          Agreement),  any event  which  has had a  Material  Adverse  Effect or
          (ii) if  there  has  occurred  any  material  adverse  change  in  the financial markets in the United States, any outbreak of hostilities or escalation  thereof  or other  calamity  or  crisis  or any  change or
          development   involving   a   prospective   change  in   national   or
          international  political,  financial or economic  conditions,  in each case the effect of which is such as to make it, in the judgment of the
          Initial  Purchasers,   impracticable  or  inadvisable  to  market  the
          Securities or to enforce contracts for the sale of the Securities,  or
          (iii) if  trading in any  securities of the Company has been suspended or materially limited by the SEC or the New York Stock Exchange, or if trading  generally on the New York Stock Exchange,  the American Stock
          Exchange  or in the  Nasdaq  National  Market  has been  suspended  or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges  or by such  system or by order of the SEC,  the NASD or any other  governmental  authority,  or  (iv) a  material  disruption  has occurred in commercial  banking or securities  settlement or clearance services in the United States, or (v) if a banking moratorium has been declared by U.S. federal, New York, Delaware or Maryland authorities.

     (b)  Liabilities.  If this Agreement is terminated pursuant to this Section
          10, such  termination  shall be without  liability of any party to any other party except as provided in Section 4 hereof, and Sections 1, 7,
          8 , 9 and 17 shall survive such  termination  and remain in full force and effect.

SECTION 11. Default by One or More of the Initial Purchasers.  If one or more of the Initial  Purchasers  shall fail at the Closing Time or a Date of Delivery to purchase the  Securities  which it or they are obligated to purchase  under this
Agreement on such date (the "Defaulted Securities"),  the non-defaulting Initial
Purchasers  shall  have  the  right,   within  24 hours   thereafter,   to  make
arrangements for one or more of the non-defaulting  Initial  Purchasers,  or any other  initial  purchasers,  to  purchase  all,  but not less than  all,  of the
Defaulted  Securities  in such  amounts as may be agreed upon and upon the terms herein set forth; if, however,  the Initial  Purchasers shall not have completed such arrangements within such 24-hour period, then:

     (a)  if the aggregate  principal  amount of Defaulted  Securities  does not exceed 10% of the aggregate  principal  amount of the Securities to be purchased  hereunder on such date, each of the non-defaulting  Initial
          Purchasers shall be obligated,  severally and not jointly, to purchase the full  amount  thereof in the  proportions  that  their  respective purchase obligations hereunder bear to the purchase obligations of all non-defaulting Initial Purchasers, or

     (b)  if the aggregate principal amount of Defaulted  Securities exceeds 10%
          of the aggregate  principal  amount of the  Securities to be purchased hereunder of such date, this Agreement or, with respect to any Date of
          Delivery  which occurs after the Closing Time,  the  obligation of the
          Initial  Purchasers to purchase and of the Operating  Partnership  and the Company to sell the Option  Securities,  shall  terminate  without liability on the part of any non-defaulting Initial Purchaser.

     No action  taken  pursuant to this  Section  shall  relieve any  defaulting
Initial Purchaser from liability in respect of its default.

     In the event of any such default which does not result in a termination  of this Agreement,  either the Initial Purchasers or the Operating  Partnership and
the Company  shall have the right to postpone  the Closing  Time and any Date of
Delivery for a period not  exceeding  seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an
Initial Purchaser under this Section.

SECTION  12.  Tax  Disclosure.  Notwithstanding  any  other  provision  of  this
Agreement,  immediately  upon  commencement  of discussions  with respect to the transactions  contemplated  hereby, the Operating  Partnership,  the Company and each employee, representative or other agent of the Operating Partnership or the
Company may disclose to any and all persons, without limitation of any kind, the tax  treatment  and  tax  structure  of the  transactions  contemplated  by this
Agreement  and all  materials  of any kind  (including  opinions  or  other  tax analyses) that are provided to the Operating Partnership or the Company relating to such tax treatment and tax structure. For purposes of the foregoing, the term
"tax  treatment" is the purported or claimed federal income tax treatment of the transactions contemplated hereby, and the term "tax structure" includes any fact that may be relevant to  understanding  the purported or claimed  federal income tax treatment of the transactions contemplated hereby.

SECTION 13. Notices. All notices and other communications  hereunder shall be in writing and shall be deemed to have been duly given if mailed or  transmitted by any standard form of telecommunication.  Notices to the Initial Purchasers shall be directed to Merrill  Lynch &  Co.,  Merrill  Lynch,  Pierce,  Fenner &  Smith
Incorporated at 4 World Financial Center, New York, New York 10080, attention of
Jeffrey  Horowitz,  Managing  Director  and to Bear,  Stearns & Co.  Inc. at 383
Madison  Avenue,  New York,  New York 10179,  attention of Paul  Rosica,  Senior
Managing  Director,   Equity  Transactions  Group.   Notices  to  the  Operating
Partnership  and the Company  shall be  directed  to it at 850  Clinton  Square,
Rochester, New York 14604, Attention: Edward J. Pettinella, Director, President,
Chief Executive Officer with a copy to General Counsel.

SECTION 14. No Advisory or Fiduciary Relationship. The Operating Partnership and
the  Company  acknowledge  and  agree  that  (a) the  purchase  and  sale of the
Securities  pursuant  to this  Agreement,  including  the  determination  of the offering price of the Securities and any related  discounts and commissions,  is an arm's-length commercial transaction between the Operating Partnership and the
Company, on the one hand, and the several Initial Purchasers, on the other hand,
(b) in connection with the offering  contemplated hereby and the process leading to such  transaction  each Initial  Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Operating  Partnership or the
Company, or its stockholders, partners, creditors, employees or any other party,
(c) no Initial  Purchaser  has assumed or will  assume an advisory or  fiduciary responsibility in favor of the Operating Partnership or the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether  such  Initial  Purchaser  has advised or is  currently  advising the
Operating  Partnership or the Company on other matters) and no Initial Purchaser has any  obligation to the Operating  Partnership or the Company with respect to the offering  contemplated hereby except the obligations  expressly set forth in this Agreement,  (d) the Initial Purchasers and their respective  affiliates may be engaged in a broad range of transactions  that involve  interests that differ from those of each of the  Operating  Partnership  and the Company,  and (e) the
Initial  Purchasers have not provided any legal,  accounting,  regulatory or tax advice  with  respect to the  offering  contemplated  hereby  and the  Operating
Partnership  and the Company have  consulted  with their own legal,  accounting, regulatory  and tax  advisors to the extent the  Operating  Partnership  and the
Company deemed appropriate.

SECTION 15.  Integration.  This Agreement  supersedes  all prior  agreements and understandings  (whether written or oral) between the Operating  Partnership and the Company  and the Initial  Purchasers,  or any of them,  with  respect to the subject matter hereof.

SECTION 16. Parties. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective  successors.  Nothing  expressed or mentioned  in this  Agreement  is  intended  or shall be  construed  to give any person, firm or corporation, other than the Initial Purchasers and the Operating
Partnership and the Company and their respective  successors and the controlling persons and officers,  trustees,  directors,  employees,  agents and  Affiliates referred  to  in  Sections 7  and  8  and  their  successors,  heirs  and  legal representatives,  any legal or  equitable  right,  remedy  or claim  under or in respect of this Agreement or any provision herein contained.  This Agreement and all  conditions  and  provisions  hereof  are  intended  to be for the  sole and exclusive  benefit of the parties hereto and their  respective  successors,  and said  controlling  persons  and  officers,  trustees  and  directors  and  their successors,  heirs and legal  representatives,  and for the  benefit of no other person,  firm or  corporation.  No  purchaser  of  Securities  from any  Initial
Purchaser shall be deemed to be a successor by reason merely of such purchase.

SECTION 17.  GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION  18.  TIME.  TIME SHALL BE OF THE ESSENCE OF THIS  AGREEMENT.  EXCEPT AS
OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION  19.  Counterparts.  This  Agreement  may be  executed  in any number of counterparts,  each of which  shall be  deemed to be an  original,  but all such counterparts shall together constitute one and the same Agreement.

SECTION 20. Effect of Headings.  The Section headings herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please  sign  and  return  to  the  Operating  Partnership  and  the  Company  a
counterpart hereof, whereupon this instrument, along with all counterparts, will become a  binding  agreement  among the  Initial  Purchasers  and the  Operating
Partnership and the Company in accordance with its terms.

                  Very truly yours,

                  HOME PROPERTIES, L.P.

                  By:      Home Properties, Inc., its General Partner

                           By:     /s/ Edward J. Pettinella
                                   --------------------------------------------
                                   Name:  Edward J. Pettinella
                                   Title: President and Chief Executive Officer

                  HOME PROPERTIES, INC.

                           By:     /s/ Edward J. Pettinella
                                   --------------------------------------------
                                   Name:  Edward J. Pettinella
                                   Title: President and Chief Executive Officer

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                         INCORPORATED

By:  /s/ Douglas Sesler
     ------------------------------------------------

Authorized Signatory

BEAR, STEARNS & CO. INC.

By:  /s/ Paul S. Rosica
     ------------------------------------------------

Authorized Signatory

                                                                       EXHIBIT 2
FOR IMMEDIATE RELEASE

              HOME PROPERTIES ANNOUNCES OFFERING OF $175 MILLION OF
                            EXCHANGEABLE SENIOR NOTES

ROCHESTER,  NY,  OCTOBER  17,  2006 - Home  Properties,  Inc.  (NYSE:HME)  today announced  that it has commenced an offering,  subject to market  conditions and other factors, of $175 million aggregate principal amount of exchangeable senior
notes  through  its  subsidiary,   Home   Properties,   L.  P.  (the  "Operating
Partnership")  due  November  1,  2026.  An  additional   $25 million  aggregate
principal  amount  of  notes  may be  issued,  at  the  option  of  the  initial purchasers,  to cover  overallotments,  if any,  within  12 days of the  initial issuance of the notes.  The interest rate,  exchange rate and other terms of the notes will be  determined  by  negotiations  between the Company and the initial purchasers of the notes.

The notes will be senior unsecured  obligations of the Operating Partnership and will be fully and  unconditionally  guaranteed by Home  Properties.  The Company expects to use  approximately  one-third  of the  expected  $172  million of net proceeds from the sale of the notes, or $58 million, to repurchase, concurrently with closing, shares of Home Properties' common stock. Approximately $70 million of net proceeds  will be used to repay the  outstanding  indebtedness  under its revolving  credit  facility  and the balance of proceeds  will be used for other general corporate purposes.

Upon the occurrence of specified  events,  the notes will be  exchangeable  into cash and, at the Company's option, shares of Home Properties common stock.

The notes will be sold to qualified institutional buyers in accordance with Rule
144A  under  the  Securities  Act of 1933.  The  notes  and the  shares  of Home
Properties  common stock  issuable upon exchange of the notes,  if any, have not been registered  under the Securities Act of 1933, or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the  registration  requirements  of the Securities
Act of 1933 and  applicable  state laws.  This release  shall not  constitute an offer to sell or the  solicitation  of an offer to buy any of these  securities, nor shall it constitute an offer,  solicitation  or sale in any  jurisdiction in which such offer, solicitation or sale is unlawful.

This release contains forward-looking statements.  Although the Company believes
expectations   reflected  in  such  forward-looking   statements  are  based  on
reasonable  assumptions,  it can give no assurance that its expectations will be achieved.  Factors  that may cause  actual  results  to differ  include  general economic and local real estate conditions,  weather, other conditions that might affect operating  expenses,  the timely  completion of repositioning  activities within anticipated  budgets,  the actual pace of future  acquisitions and sales, and  continued  access  to  capital  to fund  growth.  The  Company  assumes  no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Home Properties is a publicly traded apartment real estate investment trust that owns, operates,  acquires and rehabilitates  apartment  communities primarily in selected Northeast,  Mid-Atlantic and Southeast Florida markets. Currently, Home
Properties operates 142 communities containing 42,878 apartment units. Of these,
39,309 units in 137 communities are owned directly by the Company; 868 units are partially owned and managed by the Company as general  partner,  and 2,701 units are managed for other owners.  For more information,  visit Home Properties' Web site at www.homeproperties.com.

                                       ###
For further information:

David P. Gardner,  Executive Vice President and Chief Financial  Officer,  (585)
246-4113

                                                                       EXHIBIT 3

FOR IMMEDIATE RELEASE

              HOME PROPERTIES ANNOUNCES PRICING OF $175 MILLION OF
                   CONVERTIBLE SENIOR NOTES AND REPURCHASE OF
                                  COMMON SHARES

ROCHESTER,  NY,  OCTOBER  18,  2006 - Home  Properties,  Inc.  (NYSE:HME)  today
announced  that  its   subsidiary,   Home   Properties,   L.P.  (the  "Operating
Partnership"), priced its offering of $175 million aggregate principal amount of exchangeable  senior  notes due  November  1, 2026 with a coupon of  4.125%.  An additional $25 million aggregate principal amount of notes may be issued, at the option of the initial purchasers, within 12 days of the original issuance of the notes.

The Company expects to use approximately  one-third of the expected $172 million of net  proceeds  from the sale of the notes,  or $58  million,  to  repurchase,
concurrently   with   closing,   shares  of  Home   Properties'   common  stock.
Approximately  $70 million of net proceeds will be used to repay the outstanding indebtedness  under its  revolving  credit  facility and the balance of proceeds will be used for other general corporate purposes.

Prior to November 1, 2026,  upon the occurrence of specified  events,  the notes will be convertible into Home Properties  common shares,  at an initial exchange rate of 13.6357 shares per $1,000  principal  amount of notes  (equivalent to an initial  exchange price of approximately  $73.34 per common share).  The initial exchange price  represents an 18% premium to today's  closing common share price of $62.15.  On or after October 1, 2026, the notes will be  exchangeable  at any time prior to the second  business  day prior to  maturity  at the option of the holder.  Upon an exchange of notes, the Operating  Partnership will deliver cash for the lesser of the exchange value and the principal  amount of the notes and, at the Operating Partnership's option, cash or shares of Home Properties' common stock for the exchange value in excess of the principal amount of the notes. The exchange value will be based on the exchange rate and the then-trading  price of the common shares. The initial exchange rate is subject to adjustment in certain circumstances.

Prior to November 6, 2011, the notes will not be redeemable at the option of the
Operating  Partnership,  except to preserve the status of Home  Properties  as a
REIT. On or after November 6, 2011, the Operating  Partnership may redeem all or a portion of the notes at a redemption  price equal to the principal amount plus accrued and unpaid interest (including additional interest), if any.

Note  holders may require  the  Operating  Partnership  to  repurchase  all or a portion of the notes at a purchase  price  equal to the  principal  amount  plus accrued and unpaid  interest  (including  additional  interest),  if any, on the notes on November 1, 2011,  November 1, 2016 and November 1, 2021,  or after the occurrence of a designated event.

The notes will be sold to qualified institutional buyers in accordance with Rule
144A under the Securities Act of 1933. The notes and the Home Properties  common shares  issuable  upon exchange of the notes,  if any, have not been  registered under the Securities Act of 1933, or any state  securities  laws, and, unless so registered,  may not be offered or sold in the United States except  pursuant to an exemption from the  registration  requirements  of the Securities Act of 1933 and applicable state laws. This release shall not constitute an offer to sell or the  solicitation  of an  offer  to buy any of these  securities,  nor  shall it constitute  an offer,  solicitation  or sale in any  jurisdiction  in which such offer, solicitation or sale is unlawful.

This release contains forward-looking statements.  Although the Company believes
expectations   reflected  in  such  forward-looking   statements  are  based  on
reasonable  assumptions,  it can give no assurance that its expectations will be achieved.  Factors  that may cause  actual  results  to differ  include  general economic and local real estate conditions,  weather, other conditions that might affect operating  expenses,  the timely  completion of repositioning  activities within anticipated  budgets,  the actual pace of future  acquisitions and sales, and  continued  access  to  capital  to fund  growth.  The  Company  assumes  no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Home Properties is a publicly traded apartment real estate investment trust that owns, operates,  acquires and rehabilitates  apartment  communities primarily in selected Northeast,  Mid-Atlantic and Southeast Florida markets. Currently, Home
Properties operates 142 communities containing 42,878 apartment units. Of these,
39,309 units in 137 communities are owned directly by the Company; 868 units are partially owned and managed by the Company as general  partner,  and 2,701 units are managed for other owners.  For more information,  visit Home Properties' Web site at www.homeproperties.com.

                                       ###

For further information:

David P. Gardner,  Executive Vice President and Chief Financial  Officer,  (585)
246-4113